UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.  )

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STARWOOD PROPERTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

March 31, 2017

Dear Fellow Stockholders:

The directors and officers of Starwood Property Trust, Inc. (the “Company”) join me in extending to you a cordial invitation to attend the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held on May 4, 2017 at 1:30 p.m., Eastern time, at 1 Hotel Brooklyn Bridge, 60 Furman Street, Brooklyn, New York 11201.

Enclosed you will find the notice of meeting, proxy statement and proxy card. At the Annual Meeting, we are seeking to elect six directors. The stockholders will also be asked to vote on an advisory basis to approve the Company’s executive compensation as disclosed in the accompanying proxy statement, to vote on an advisory basis to approve the frequency of the advisory vote on the Company’s executive compensation, to vote to approve the Starwood Property Trust, Inc. 2017 Manager Equity Plan (the “2017 Manager Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Manager Equity Plan, as amended (the “Manager Equity Plan”), as disclosed in the accompanying proxy statement, to vote to approve the Starwood Property Trust, Inc. 2017 Equity Plan (the “2017 Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Equity Plan, as amended (the “Equity Plan”), and the Starwood Property Trust, Inc. Non-Executive Director Stock Plan, as amended (the “Director Stock Plan”), as disclosed in the accompanying proxy statement and to vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current calendar year.

Your management and the Board of Directors unanimously recommend that you vote FOR the election of each of the nominees for director, FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying proxy statement, FOR the approval, on an advisory basis, of holding the advisory vote on the Company’s executive compensation each year, FOR the approval of the 2017 Manager Equity Plan, which succeeds and replaces the Manager Equity Plan as disclosed in the accompanying proxy statement, FOR the approval of the 2017 Equity Plan, which succeeds and replaces the Equity Plan and the Director Stock Plan as disclosed in the accompanying proxy statement and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current calendar year.

It is very important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Therefore, please submit your proxy as promptly as possible—by telephone, via the Internet or by completing, signing and returning the enclosed proxy card in the postage-prepaid envelope provided. This will ensure that your shares are represented at the Annual Meeting.

Thank you for your continuing support.

Yours very truly,

Barry S. Sternlicht
Chairman and Chief Executive Officer

NOTICE OF 2017 ANNUAL MEETING OF
STOCKHOLDERS
TO BE HELD ON MAY 4, 2017

To the Stockholders of Starwood Property Trust, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders (the “Annual Meeting”) of Starwood Property Trust, Inc., a Maryland corporation (the “Company”), will be held at 1 Hotel Brooklyn Bridge, 60 Furman Street, Brooklyn, New York 11201, on May 4, 2017 at 1:30 p.m., Eastern time, to consider and vote on the following matters:

1.	The election of the six director nominees identified in the accompanying proxy statement, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;
2.	The approval, on an advisory basis, of the Company’s executive compensation as disclosed in the accompanying proxy statement;
3.	The approval, on an advisory basis, of the frequency of the advisory vote on the Company’s executive compensation;
4.	The approval of the Starwood Property Trust, Inc. 2017 Manager Equity Plan, which succeeds and replaces the Starwood Property Trust, Inc. Manager Equity Plan, as amended, as disclosed in the accompanying proxy statement;
5.	The approval of the Starwood Property Trust, Inc. 2017 Equity Plan, which succeeds and replaces the Starwood Property Trust, Inc. Equity Plan, as amended, and the Starwood Property Trust, Inc. Non-Executive Director Stock Plan, as amended, as disclosed in the accompanying proxy statement;
6.	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017; and
7.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Details concerning those matters to come before the Annual Meeting are set forth in the accompanying proxy statement for your inspection.

The proxy statement, proxy card and Notice of Annual Meeting are first being mailed to holders of the Company’s common stock, par value $.01 per share (the “Common Stock”), on or about March 31, 2017. We have also enclosed the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2016. We hope you will find it informative.

Our Board of Directors has fixed March 17, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any meetings held upon adjournment or postponement thereof. Only the holders of record of the Company’s shares of Common Stock as of the close of business on March 17, 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting in person. The presence at the meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum. Your vote is important. Whether or not you plan to attend the meeting, please authorize proxies to cast your votes today by following the easy instructions on the enclosed proxy card.

By Order of the Board of Directors,

Andrew J. Sossen
Secretary

Dated: March 31, 2017
Greenwich, Connecticut

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; PLEASE PROMPTLY VOTE BY TELEPHONE OR VIA THE INTERNET, OR MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL INNISFREE M&A INCORPORATED, THE COMPANY’S PROXY SOLICITOR, TOLL-FREE AT 888-750-5834 (BANKS AND BROKERS MAY CALL COLLECT AT 212-750-5833).

Important Notice Regarding Internet Availability of Proxy Materials for the 2017 Annual Meeting to Be Held on May 4, 2017

Our proxy materials relating to the Annual Meeting (notice, proxy statement and annual report) are available on our website at www.starwoodpropertytrust.com.

Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING ANNUAL MEETING, SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are being provided in connection with the solicitation of proxies by the Board of Directors of Starwood Property Trust, Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the 2017 annual meeting of stockholders (the “Annual Meeting”) to be held at 1 Hotel Brooklyn Bridge, 60 Furman Street, Brooklyn, New York 11201, on May 4, 2017 at 1:30 p.m., Eastern time, and any adjournments or postponements thereof. The mailing address of the Company’s principal executive offices is Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company’s Common Stock (as defined below) on or about March 31, 2017.

Matters to Be Voted on at the Annual Meeting

At the Annual Meeting, the following matters will be voted on:

1.	The election of the six director nominees identified in this Proxy Statement, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;
2.	The approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;
3.	The approval, on an advisory basis, of the frequency of the advisory vote on the Company’s executive compensation;
4.	The approval of the Starwood Property Trust, Inc. 2017 Manager Equity Plan (the “2017 Manager Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Manager Equity Plan, as amended (the “Manager Equity Plan”), as disclosed in this Proxy Statement;
5.	The approval of the Starwood Property Trust, Inc. 2017 Equity Plan (the “2017 Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Equity Plan, as amended (the “Equity Plan”), and the Starwood Property Trust, Inc. Non-Executive Director Stock Plan, as amended (the “Director Stock Plan”), as disclosed in this Proxy Statement;
6.	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017; and
7.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders Entitled to Vote

The Board of Directors has fixed March 17, 2017 as the record date for the determination of stockholders entitled to notice of and to vote their shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting. As of March 17, 2017, the Company had outstanding 260,142,504 shares of Common Stock. Each share of Common Stock entitles its holder to one vote.

Voting at the Annual Meeting

If the accompanying proxy card is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy card as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

FOR the election of each of the director nominees;

FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;

FOR the approval, on an advisory basis, of holding the advisory vote on the Company’s executive compensation each year;

FOR the approval of the 2017 Manager Equity Plan, which succeeds and replaces the Manager Equity Plan as disclosed in this Proxy Statement;

FOR the approval of the 2017 Equity Plan, which succeeds and replaces the Equity Plan and the Director Stock Plan as disclosed in this Proxy Statement; and

FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the calendar year ending December 31, 2017.

Voting on Other Matters

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date this Proxy Statement was printed, the Company did not know of any other matter to be raised at the Annual Meeting.

Required Vote

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for purposes of transacting business at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder that holds shares for a beneficial owner in “street name” (each, a “record holder”) does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Election of each nominee for the six director positions (Proposal 1) requires the affirmative FOR vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. Votes “withheld” from one or more director nominees therefore will have no effect on the outcome of the vote with respect to the election of directors. For additional details, including a description of our director resignation policy, see the section of this Proxy Statement entitled “Proposal 1: Election of Directors.”

The frequency of the advisory vote on the Company’s executive compensation (Proposal 3) receiving the greatest number of votes (i.e., every one, two or three years) will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will therefore have no effect on the outcome of such vote.

The affirmative FOR vote of a majority of votes cast at the Annual Meeting is required to approve all other proposals, including the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement (Proposal 2), the approval of the 2017 Manager Equity Plan, which succeeds and replaces the Manager Equity Plan as disclosed in this Proxy Statement (Proposal 4), the approval of the 2017 Equity Plan, which succeeds and replaces the Equity Plan and the Director Stock Plan as disclosed in this Proxy Statement (Proposal 5) and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017 (Proposal 6). In tabulating the voting results for any such proposal (other than Proposals 4 and 5), abstentions and, if applicable, broker non-votes, are not treated as “votes cast” and will not have any impact on the outcome of such proposal voted on by stockholders. However, with respect to Proposals 4 and 5, per the rules of the New York Stock Exchange (“NYSE”), abstentions will be treated as “votes cast” and will have the same effect as a vote against Proposals 4 and 5 for purposes of determining whether Proposals 4 and 5 have been approved.

Although the advisory vote on the Company’s executive compensation as disclosed in this Proxy Statement (Proposal 2) and the advisory vote on the frequency of the advisory vote on the Company’s executive compensation (Proposal 3) are non-binding, the Board of Directors will review the results of the votes and will take them into account as appropriate when making decisions regarding executive compensation and the frequency of the advisory vote thereon.

Under the rules of the NYSE, a record holder has the authority to vote your shares on certain matters when it does not receive voting instructions from you. Record holders that do not receive voting instructions are entitled to vote on the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017 (Proposal 6). Absent instructions from you, record holders may not vote on the proposal regarding election of directors (Proposal 1), on the advisory proposal regarding executive compensation (Proposal 2), on the advisory proposal regarding the frequency of the advisory vote on the Company’s executive compensation (Proposal 3) on the proposal regarding approval of the 2017 Manager Equity Plan (Proposal 4) and on the proposal regarding approval of the 2017 Equity Plan (Proposal 5), and broker non-votes will occur.

How to Vote

You may vote at the Annual Meeting in any of the following ways:

Submitting a Proxy by Telephone or via the Internet:   If you are a stockholder of record, you may appoint your proxy by telephone, or electronically via the Internet, by following the instructions on your proxy card. Easy-to-follow prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. The Company’s telephone and Internet proxy submission procedures are designed to authenticate stockholders by using individual control numbers. If you hold your shares in street name, please check your voting instruction card or contact your bank or broker to determine whether you will be able to provide your instructions by telephone or via the Internet.

Submitting a Proxy by Mail:   If you are a stockholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the postage-prepaid envelope provided. If you hold your shares in street name, you can instruct your bank or broker to vote by following the directions on your voting instruction card.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

Voting in Person at the Annual Meeting:   Stockholders of record may vote in person by ballot at the Annual Meeting. Stockholders who own their shares in street name may vote in person at the Annual Meeting only if they provide a legal proxy, executed in their favor, from the holder of record of their shares.

Please note that even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your voting in person at the Annual Meeting will be a revocation of any previously submitted proxy.

Revocation of Proxies

A person submitting a proxy has the power to revoke it at any time before it is exercised by (a) attending the Annual Meeting and voting in person, (b) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (c) sending written notice of revocation to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, which written notice must be received by the Company’s Secretary by 5:00 p.m., Eastern time, on May 2, 2017.

Confidentiality of Voting

The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only lets its proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), and its Inspector of Election, Computershare Trust Company N.A. (“Computershare”), examine these documents. Occasionally, stockholders provide written comments on their proxy card, which then may be forwarded to the Company’s management by Computershare.

Tabulation of Voting Results

Computershare, the Company’s independent tabulating agent, will count the votes and act as the Inspector of Election at the Annual Meeting.

Solicitation of Proxies

The Company will pay the expenses of soliciting proxies in connection with this Proxy Statement. Proxies may be solicited in person or by mail, telephone, electronic transmission and facsimile transmission on the Company’s behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. The Company asks brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of the stock held of record by such persons and to obtain authority to execute proxies, for which the Company will reimburse such persons. Innisfree has been engaged to assist in the solicitation of proxies for the Company for a fee of $20,000 plus reasonable out-of-pocket expenses. When recording votes by telephone or via the Internet, the Company will use procedures designed to authenticate stockholders’ identities, which will allow stockholders to authorize the voting of their shares in accordance with their instructions and confirm that their instructions have been recorded properly.

Attendance at the Annual Meeting

All stockholders of record as of the close of business on the record date, March 17, 2017, may attend the Annual Meeting. Institutional or entity stockholders are permitted to bring one representative. Attendance at the Annual Meeting will be on a first-come, first-served basis upon arrival at the meeting. Proof of stock ownership as of the record date, such as a bank or brokerage statement, and a government-issued photo identification, such as a valid driver’s license or passport, will be required for admission to the Annual Meeting.

After the formal business of the Annual Meeting has been concluded and adjourned, the Chairman of the Board of Directors will answer questions from stockholders of record as of the close of business on the record date and their representatives during a designated period. In order to ensure that all stockholders and representatives thereof who wish to speak may have an opportunity, each stockholder or representative thereof will be permitted to ask two questions and will be limited to two minutes to present each question. Such questions must be confined to matters properly before the Annual Meeting and of general Company concern.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Eastern time, at the Company’s principal executive offices at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830, and open to the examination of any stockholder for any purpose germane to the Annual Meeting, by contacting the Secretary of the Company.

Availability of Annual Report and Proxy Materials on the Internet

This Proxy Statement and the Annual Report on Form 10-K for the calendar year ended December 31, 2016 are available on the Company’s website at www.starwoodpropertytrust.com by clicking on “Investor Relations” and selecting “SEC Filings”.

Recommendations of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees for director, FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement, FOR the approval, on an advisory basis, of holding the advisory vote on the Company’s executive compensation each year, FOR the approval of the 2017 Manager Equity Plan, which succeeds and replaces the Manager Equity Plan as disclosed in this Proxy Statement, FOR the approval of the 2017 Equity Plan, which succeeds and replaces the Equity Plan and the Director Stock Plan as disclosed in this Proxy Statement and FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the calendar year ending December 31, 2017.

PROPOSAL 1:
ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that a majority of the Board of Directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than the minimum required by the Maryland General Corporation Law nor more than 15. The Company’s Board of Directors is currently comprised of six members.

At the Annual Meeting, six directors will be elected to serve on the Board of Directors, each for a one-year term expiring in 2018 and each until his or her respective successor is duly elected and qualified. The shares of Common Stock represented by the accompanying proxy will be voted for the election as directors of the six nominees named below, unless a vote is withheld from any of the six individual nominees. Each nominee has agreed to serve as a director if elected, and the Board of Directors expects that each nominee will be available for election as a director. However, if any nominee becomes unavailable or unwilling to serve as a director for any reason, shares of Common Stock represented by the accompanying proxy will be voted for such other person as the Board of Directors may nominate.

Election of each nominee for the six director positions requires the affirmative FOR vote of a plurality of all votes cast at the Annual Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. However, pursuant to our Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five days following the certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board of Directors for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then review the director’s continuation on the Board of Directors and recommend to the Board of Directors whether the Board of Directors should accept such tendered resignation. The Board of Directors will promptly and publicly disclose its decision and, if applicable, the reasons for rejecting the tendered resignation.

Information Concerning the Director Nominees

The Board of Directors has unanimously proposed Richard D. Bronson, Jeffrey G. Dishner, Camille J. Douglas, Solomon J. Kumin, Barry S. Sternlicht and Strauss Zelnick as nominees for election as directors of the Company, each to serve for a one-year term expiring in 2018 and each until his or her respective successor is duly elected and qualified. Each nominee is currently a director of the Company.

We believe all of the nominees are individuals with a reputation for integrity, who demonstrate strong leadership capabilities and are able to work collaboratively to make contributions to the Board of Directors and management. The Nominating and Corporate Governance Committee, as well as the full Board of Directors, examine a number of qualifications, attributes and criteria when identifying and selecting candidates to serve as a director, including a candidate’s experience, skills, expertise, diversity, age, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, independence, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors, as discussed in the section of this Proxy Statement entitled “Corporate Governance—Board of Directors and Committee Meetings—Nominating and Corporate Governance Committee.”

Information concerning the names, ages, terms and positions with the Company and business experience of the nominees for election as directors is set forth below. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board of Director’s conclusion that the particular nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of the Company. Ages shown for all directors are as of December 31, 2016. The information presented below has been confirmed by each nominee for purposes of its inclusion in this Proxy Statement.

Name	Age	Position(s)	Committee Membership(s)
Richard D. Bronson	71	Lead Independent Director	Audit Committee, Compensation Committee (Chairperson) and Nominating and Corporate Governance Committee
Jeffrey G. Dishner	52	Director	Investment Committee
Camille J. Douglas	65	Director	Audit Committee and Nominating and Corporate Governance Committee
Solomon J. Kumin	41	Director	Compensation Committee and Investment Committee
Barry S. Sternlicht	56	Chairman of the Board of Directors and Chief Executive Officer	Investment Committee (Chairperson)
Strauss Zelnick	59	Director	Audit Committee (Chairperson), Compensation Committee, Nominating and Corporate Governance Committee (Chairperson) and Investment Committee

Richard D. Bronson has been a director of the Company since its inception in 2009. Since 2000, Mr. Bronson has been the Chairman of The Bronson Companies, LLC, a real estate development, investment and advisory company based in Beverly Hills, California. Mr. Bronson has been involved in the development of several shopping centers and office buildings throughout the United States. Mr. Bronson serves as a trustee of Colony Starwood Homes, a publicly traded real estate investment trust (“REIT”) focused on the single-family residential business based in Scottsdale, Arizona, in which an affiliate of the Company is a stockholder (“Colony Starwood Homes”). Mr. Bronson previously was the President of New City Development, an affiliate of Mirage Resorts, where he oversaw the company’s new business initiatives and activities outside of Nevada. For over 30 years, Mr. Bronson has been involved in the development of myriad commercial properties throughout the United States. Mr. Bronson previously served as a director of Mirage Resorts and as a director of TRI Pointe Group, Inc., a homebuilding and design company based in Irvine, California, in which an affiliate of the Company is a stockholder and which, after a 2015 reorganization, became the successor issuer to TRI Pointe Homes, Inc. (“TRI Pointe Group”). Mr. Bronson is on the Advisory Board of the Neurosurgery Division at UCLA Medical Center and on the Board of Advisors of Dunbar Group. Mr. Bronson has also served as a Trustee and Vice President of the International Council of Shopping Centers, an association representing 70,000 industry professionals in more than 100 countries. Mr. Bronson is a former member of the Board of Trustees of The Forman School in Litchfield, Connecticut, and the former Chairman of the Board of Trustees of The Archer School for Girls in Los Angeles, California.

We believe that Mr. Bronson should serve as a member of the Board of Directors because Mr. Bronson’s experience and knowledge in the real estate industry enable him to provide valuable insight into potential investments and the current state of the commercial real estate markets.

Jeffrey G. Dishner has been a director of the Company since its inception in 2009. He serves as an Executive Vice President of SPT Management, LLC, our manager and an affiliate of the Company (the “Manager”). He is also a Senior Managing Director and the Global Head of Real Estate Acquisitions of Starwood Capital Group Global, L.P., a privately-held global investment management firm and an affiliate of the

Company (“Starwood Capital Group”). Mr. Dishner is additionally a member of the Executive and Investment Committees of Starwood Capital Group. Prior to joining Starwood Capital Group in 1994, Mr. Dishner worked in the Commercial Mortgage Finance Group of J.P. Morgan & Co., where he focused on whole-loan dispositions and securitizations for various thrift institutions from 1993 to 1994. Prior to J.P. Morgan & Co., Mr. Dishner was a member of the Acquisitions Group at JMB Realty Corporation from 1987 to 1991. He serves on the European Advisory Board of the Amos Tuck School at Dartmouth College. Mr. Dishner received a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.

We believe that Mr. Dishner should serve as a member of the Board of Directors because Mr. Dishner’s experience in the commercial real estate markets enables him to provide important perspectives on the Company’s investments and the current state of the global commercial real estate markets.

Camille J. Douglas has been a director of the Company since 2010. Ms. Douglas is a Senior Managing Director, Acquisitions and Capital Markets, at LeFrak, a family owned real estate company which owns, develops and manages properties in the New York, Miami and Los Angeles metropolitan areas, among others. Ms. Douglas previously held positions as a Managing Director and Senior Advisor at LeFrak. Previously, Ms. Douglas was the Founder and Principal of Mainstreet Capital Partners, a private firm focusing on global real estate financial advisory services and transactions for clients in the U.S., the U.K., Brazil and India. From 1982 to 1994, Ms. Douglas was Senior Vice President, Finance, at Olympia & York (US), and from 1977 to 1982 she was a Vice President at Morgan Stanley & Co. Ms. Douglas is also currently an Adjunct Professor in Finance and Economics at Columbia Business School. She holds a Bachelor of Arts degree from Smith College and a Master in Urban Planning degree from the Harvard University Graduate School of Design.

We believe that Ms. Douglas should serve as a member of the Board of Directors because Ms. Douglas’ 40 years of experience in commercial real estate investment, development and finance enables her to provide important perspectives on the Company’s investments as well as potential financings for the Company’s investments.

Solomon J. Kumin has been a director of the Company since 2014. Mr. Kumin is the founder and Chief Executive Officer of Folger Hill Asset Management, an asset management firm. Prior to launching Folger Hill Asset Management in 2015, Mr. Kumin spent ten years with S.A.C. Capital Advisors, L.P., an asset management firm, most recently serving as its Chief Operating Officer. Prior to joining S.A.C. Capital Advisors, L.P. in 2005, he was a Vice President, Institutional Sales at Sanford C. Bernstein, a subsidiary of AllianceBernstein L.P. Mr. Kumin started his career at Lazard Asset Management as a Marketing Associate in 1999. Mr. Kumin serves as a member of the Boards of Trustees of The Johns Hopkins University, St. Paul’s School in Concord, New Hampshire, the Fessenden School in West Newton, Massachusetts and the Thoroughbred Owners and Breeders Association. Mr. Kumin serves as a member of the Boards of Directors of the US Lacrosse Foundation and the Breeders’ Cup. He is also a member of the Trust Board of Boston Children’s Hospital. Mr. Kumin received a Bachelor of Arts degree in Political Science from The Johns Hopkins University.

We believe that Mr. Kumin should serve as a member of the Board of Directors because Mr. Kumin’s experience and knowledge in the asset management industry enable him to provide valuable insight on the Company’s operations, management, capital markets and portfolio allocation.

Barry S. Sternlicht has been the Chairman of the Board of Directors and the Chief Executive Officer of the Company since its inception in 2009. He has been the President and Chief Executive Officer of Starwood Capital Group, a privately-held global investment firm with approximately $52 billion in assets under management and an affiliate of the Company, since its formation in 1991. He is also the Chairman and Chief Executive Officer of Starwood Capital Group Management, L.L.C., a registered investment advisor and an affiliate of the Company. Over the past 26 years, Mr. Sternlicht has structured investment transactions with an aggregate asset value of approximately $84 billion. From 1995 to 2005, he was the Chairman and Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc., a NYSE-listed hotel and leisure company that he founded. Mr. Sternlicht is the former Chairman of the Board of TRI Pointe Group, in which an affiliate of the Company is a stockholder, and the current Chairman of the Board of Baccarat S.A., a crystal maker. In 2008, Mr. Sternlicht founded and became the Chairman and Chief Executive Officer of SH Group, a hotel management company that owns and manages Baccarat Hotels & Resorts and 1 Hotels brands. Mr. Sternlicht is also the co-Chairman of the Board of Colony Starwood Homes, in which an affiliate of the Company is a stockholder. He also serves on the Board of

Directors of The Estée Lauder Companies, the Real Estate Roundtable and A.S. Roma, the professional Italian football club based in Rome, and previously served on the Board of Directors of Restoration Hardware. Additionally, he serves on the boards of the Robin Hood Foundation (of which he is the former Chairman), the Dreamland Film & Performing Arts Center and the Executive Advisory Board of Americans for the Arts. He is a member of the U.S. Olympic and Paralympic Foundation Trustee Council, the World Presidents Organization and the Urban Land Institute. Mr. Sternlicht received a Bachelor of Arts degree, magna cum laude, with honors from Brown University. He later earned a Master of Business Administration degree with distinction from Harvard Business School.

We believe that Mr. Sternlicht should serve as a member of the Board of Directors because Mr. Sternlicht’s extensive experience in both the commercial real estate markets and as a senior executive and director of other publicly traded corporations enables him to provide the Board of Directors with leadership and financial expertise as well as insight into the current status of the global financial markets.

Strauss Zelnick has been a director of the Company since its inception in 2009. Mr. Zelnick is a founding partner of ZMC LP, a media enterprise which manages and holds interests in an array of businesses in the United States, Canada, Europe, Asia and Australia. Prior to forming ZMC LP in 2001, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a music and entertainment company, from 1998 to 2000. Mr. Zelnick served as President and Chief Executive Officer of BMG Entertainment’s North American business unit from 1995 to 1998. Before joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a producer and distributor of interactive entertainment software. Prior to that, he spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of Fox Inc.’s worldwide motion picture production and distribution business. Previously, he spent three years at Vestron Inc., two of which as the company’s President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television, at Columbia Pictures. Mr. Zelnick currently represents ZMC LP on the Boards of Alloy, L.L.C. and 9 Story Limited and serves as Chief Executive Officer and Chairman of the Board of Directors of Take-Two Interactive Software, Inc. He previously served as Chairman of the Board of Directors of ITN Networks and as a director of Blockbuster, Inc. He holds a Bachelor of Arts degree from Wesleyan University, a Master of Business Administration degree from Harvard Business School and a Juris Doctor degree from Harvard Law School.

We believe that Mr. Zelnick should serve as a member of the Board of Directors because Mr. Zelnick’s experience as a director and senior executive of publicly traded corporations enables him to provide the Company with leadership and financial expertise.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees for director named above.

COMPENSATION OF DIRECTORS

Executive directors do not receive compensation for serving on the Company’s Board of Directors. For these purposes, an “executive director” is a member of the Company’s Board of Directors who is also an employee of Starwood Capital Group or an affiliate thereof, including the Company.

For 2016, each non-executive director was entitled to receive the following compensation for service as a member of the Board of Directors and as a member of the committees of the Board of Directors:

•	Annual Board of Directors membership cash retainer of $90,000, payable in quarterly installments in conjunction with quarterly meetings of the Board of Directors;
•	Annual Board of Directors committee Chairperson cash retainers of $15,000 with respect to the Audit Committee, $12,500 with respect to the Compensation Committee and $7,500 with respect to the Nominating and Corporate Governance Committee;
•	Annual Board of Directors committee membership cash retainers of $5,000 with respect to the Audit Committee, $2,500 with respect to the Compensation Committee, $2,500 with respect to the Investment Committee and $1,000 with respect to the Nominating and Corporate Governance Committee;
•	Annual Lead Independent Director cash retainer of $30,000;
•	Annual Board of Directors equity award of $110,000, payable in the form of restricted shares of Common Stock that vest on the one-year anniversary of the date of grant, subject to the director’s continued service on the Company’s Board of Directors, calculated based on the closing price of a share of Common Stock on the date of grant, under the Director Stock Plan; and
•	Reimbursement of reasonable travel expenses incurred in connection with attendance at Board of Directors and committee meetings.

The table below summarizes the compensation paid by the Company to its non-executive directors for the calendar year ended December 31, 2016.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Richard D. Bronson	$138,500	$111,471	—	—	—	—	$249,971
Camille J. Douglas	$96,000	$111,471	—	—	—	—	$207,471
Solomon J. Kumin	$95,000	$111,471	—	—	—	—	$206,471
Strauss Zelnick	$117,500	$111,471	—	—	—	—	$228,971
(1)	On October 13, 2016, each of the non-executive directors was granted an annual equity award equal to 5,090 restricted shares of Common Stock. The effectiveness of 643 of the 5,090 restricted shares of Common Stock is contingent upon stockholder approval of Proposal 5 at the Annual Meeting. The amounts reported in this column for such awards are based on a closing price of $21.90 per share of Common Stock on the date of grant.
(2)	As of December 31, 2016, Mr. Bronson held 4,447 unvested restricted stock awards in the aggregate, Ms. Douglas held 4,447 unvested restricted stock awards in the aggregate, Mr. Kumin held 4,447 unvested restricted stock awards in the aggregate and Mr. Zelnick held 4,447 unvested restricted stock awards in the aggregate, for a total unvested share count of 17,788. Each non-executive director was also granted 643 restricted shares of Common Stock, the effectiveness of which is contingent upon stockholder approval of Proposal 5 at the Annual Meeting, for a total contingent unvested share count of 2,572 restricted shares of Common Stock.

The Compensation Committee and the Board of Directors aim to provide and maintain competitive director compensation levels and minimize the complexity of the Company’s fee structure. For 2017, each non-executive director is contemplated to be entitled to receive the same levels of compensation for service as a member of the Board of Directors and as a member of the committees of the Board of Directors as for 2016, other than the following:

•	Annual Board of Directors committee Chairperson cash retainers of $20,000 with respect to the Audit Committee, $15,000 with respect to the Compensation Committee and $10,000 with respect to the Nominating and Corporate Governance Committee; and

•	Annual Board of Directors committee membership cash retainers of $10,000 with respect to the Audit Committee, $7,500 with respect to the Compensation Committee and $2,500 with respect to the Nominating and Corporate Governance Committee.

The Board of Directors has adopted a guideline for equity ownership equal to at least three times the value of the annual membership cash retainer, or $270,000. Directors have (i) five years from the time of the implementation of this guideline in 2011 or (ii) five years from the time of their election to the Board of Directors, whichever is later, to obtain this level of equity ownership. Restricted stock awards made by the Company in connection with Board of Directors and committee service may be counted toward achieving the equity ownership guidelines. As of March 17, 2017, three shares of Common Stock were available for issuance under the Director Stock Plan; 17,788 shares of Common Stock were subject to unvested awards granted under the Director Stock Plan; and 2,572 shares of Common Stock were subject to unvested awards granted under the Director Stock Plan, the effectiveness of which is subject to stockholder approval of Proposal 5 at the Annual Meeting.

We have also entered into an indemnification agreement with each of our directors that provides for indemnification, to the fullest extent permitted by applicable law and subject to certain conditions, with respect to certain expenses and claims that such director incurs or becomes party to by reason of the fact that such director is or was an officer, director, trustee, employee or agent of the Company or any of our subsidiaries or affiliates. Pursuant to such indemnification agreements, our directors may also obtain advancement of certain of such expenses. Such indemnification will be reduced to the extent that such directors are indemnified under the directors’ and officers’ liability insurance maintained by the Company. A copy of the form of such indemnification agreements is an exhibit to the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission (the “SEC”).

CORPORATE GOVERNANCE

Determination of Director Independence

Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors must be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE (“Independent Directors”). The Board of Directors reviews annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board of Directors affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) will be considered Independent Directors, subject to additional qualifications prescribed under the listing standards of the NYSE or under applicable law. The Board of Directors may adopt and disclose categorical standards to assist it in determining director independence. In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of the NYSE or under applicable law, the director must promptly inform the Chairperson of the Nominating and Corporate Governance Committee.

The Board of Directors considered all relevant facts and circumstances in assessing director independence and has determined that each of Mr. Bronson, Ms. Douglas, Mr. Kumin and Mr. Zelnick is an Independent Director.

In making this determination with respect to Mr. Bronson, the Board of Directors took into account the relationships between the Company and Colony Starwood Homes, in which an affiliate of the Company is a stockholder and of which Mr. Bronson is a trustee. In making this determination with respect to Ms. Douglas, the Board of Directors took into account a joint venture between Starwood Capital Group, an affiliate of the Company, and LeFrak, for which Ms. Douglas is a Senior Managing Director, Acquisitions and Capital Markets, which exists for the purpose of building a hotel in Miami, Florida. In making this determination with respect to Mr. Zelnick, the Board of Directors took into account investments of Mr. Sternlicht, our Chairman and Chief Executive Officer, in two ZMC LP-sponsored funds of which Mr. Zelnick is the founder and managing partner, each of which is equal to less than 2% of such funds, as well as Mr. Sternlicht’s service on an advisory board of an affiliate of ZMC LP.

Board of Directors Leadership Structure and Role in Risk Oversight

Mr. Sternlicht serves as both Chief Executive Officer and as Chairman of the Board of Directors. The Board of Directors believes that this leadership structure is appropriate and has enabled the Company to attract and retain a strong Chief Executive Officer. This structure avoids any lack of clarity over who runs the Company and results in a leader of the Board of Directors with greater substantive knowledge of the Company and the industry in which it operates than would otherwise be the case. The Board of Directors believes the Company’s overall corporate governance policies and practices, combined with the strength of the Company’s Independent Directors, minimize any potential conflicts that may result from combining the roles of Chief Executive Officer and Chairman. In the Board of Directors’ view, splitting the roles would potentially have the consequence of making the Company’s management and governance processes less effective than they are today through undesirable duplication of work and, in the worst case, lead to a blurring of the clear lines of accountability and responsibility, without any clear offsetting benefits.

Our Corporate Governance Guidelines contemplate that the Independent Directors will designate one of the Independent Directors to serve as Lead Independent Director. Mr. Bronson currently serves as Lead Independent Director. The Lead Independent Director works with the Chief Executive Officer and Chairman to ensure that the Board of Directors discharges its responsibilities, has structures and procedures in place to enable it to function independently of management and clearly understands the respective roles and responsibilities of the Board of Directors and management. In addition, the Lead Independent Director’s duties include facilitating communication with the Board of Directors and presiding over regularly conducted executive sessions of the Independent Directors and other non-executive directors or sessions where the Chairman is not present. It is the role of the Lead Independent Director to review and approve matters such as meeting agendas, meeting schedule sufficiency and, where appropriate, other information provided to the other directors. The Lead Independent Director serves as the liaison between the Chairman and the Independent Directors; however, all directors are encouraged to, and in fact do, consult with the Chairman on each of the above topics. The Lead Independent

Director and each of the other directors communicate regularly with the Chairman regarding appropriate agenda topics and other matters related to the Board of Directors. The Lead Independent Director has the authority to call meetings of the Independent Directors and is available for consultation and direct communication with major stockholders. In performing these duties, the Lead Independent Director consults with the Chairpersons of the appropriate committees of the Board of Directors and solicits their participation in order to avoid diluting the authority of responsibilities of such committee Chairpersons.

The Board of Directors believes that having a combined Chief Executive Officer and Chairman and a Lead Independent Director having significant and well-defined responsibilities as described above enhances the Chief Executive Officer and Chairman’s ability to provide insight and direction on important strategic initiatives to both management and the Independent Directors and, at the same time, ensures that the appropriate level of independent oversight is applied to all decisions of the Board of Directors, and accordingly facilitates the overall functioning of the Board of Directors.

The members of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee of the Board of Directors, including their respective Chairpersons, are comprised entirely of Independent Directors who serve in oversight roles. Through these committees, the Board of Directors is actively involved in the oversight of risk, compliance, possible conflicts of interest and related party transactions, and business results. Members of the Board of Directors have access to management and outside advisors; thus, the Chairman is not the sole source of information for the Board of Directors.

The Manager is responsible for the day-to-day management of the risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board of Directors meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. The Chairman of the Board of Directors and independent members of the Board of Directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of Independent Directors.

Board of Directors and Committee Meetings

The Board of Directors has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investment Committee. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available on the Company’s website, www.starwoodpropertytrust.com, under the heading “Investor Relations” and the subheading “Corporate Governance.” Further, the Company will provide copies of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.

The following descriptions of the functions performed by the committees of the Board of Directors are general in nature and are qualified in their entirety by reference to the committees’ charters.

Audit Committee

The Audit Committee, presently composed of Mr. Zelnick (Chairperson), Mr. Bronson and Ms. Douglas, is responsible for the selection, evaluation and oversight of the Company’s independent auditors, as well as oversight of the financial reporting process and internal controls of the Company. Each Audit Committee member is “independent” as defined in the NYSE listing standards. The Board of Directors has determined that Mr. Zelnick qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, and the Board of Directors has determined that Mr. Zelnick has accounting and related financial management expertise and that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. The Audit Committee met four times during the calendar year ended December 31, 2016.

The primary purposes of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, (a) assisting the Board of Directors’ oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, presently composed of Mr. Zelnick (Chairperson), Mr. Bronson and Ms. Douglas, recommends to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors, advises the Board of Directors with respect to the composition of the Board of Directors, procedures and committees, advises the Board of Directors with respect to the corporate governance principles applicable to the Company and oversees the evaluation of the Board of Directors and the Company’s management. Each Nominating and Corporate Governance Committee member is “independent” as defined in the NYSE listing standards. The Nominating and Corporate Governance Committee met two times during the calendar year ended December 31, 2016.

The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Director nominations at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholder meeting:

•	not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders; or
•	in the event that the date of the mailing of the notice for the annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting of stockholders or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made by the Company.

The deadline for such notice of a stockholder nomination is the same as the deadline for notice of a stockholder proposal submitted outside of Rule 14a-8 with respect to the 2018 annual meeting of stockholders, which is discussed in the section of this Proxy Statement entitled “Stockholder Proposals for the 2018 Annual Meeting.” The Bylaws also provide that the stockholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serve as director if elected).

As to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, the notice must include:

•	the name and record address of the stockholder, as they appear on the Company’s stock ledger and the current name and address, if different numbers, of such beneficial owner; and
•	the number of shares of each class of stock of the Company which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

In considering the qualifications, attributes and criteria for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate’s experience, skills, expertise, diversity, age, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, independence, conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board of Directors. Although there is no specific policy on diversity, the Nominating and Corporate Governance Committee also may seek to have the Board of Directors represent a diversity of backgrounds and experience.

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder. However, in addition to taking into consideration the needs of the Board of Directors and the qualifications of the candidate, the committee may also consider the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating and Corporate Governance Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person’s accomplishments and qualifications. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

The Compensation Committee, presently composed of Mr. Bronson (Chairperson), Mr. Kumin and Mr. Zelnick, oversees the Company’s compensation practices, including its executive compensation plans, and its incentive compensation and equity-based plans. The Compensation Committee also oversees the annual review of the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as the same may be amended from time to time (the “Management Agreement”), and oversees the annual review of the Company’s equity compensation plans. The primary responsibilities of the Compensation Committee additionally include reviewing and discussing with management the Company’s compensation discussion and analysis (the “CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC and preparing the Compensation Committee Report as required by the rules of the SEC. The Compensation Committee further oversees the review and approval of general compensation pools and plans for the employees of our Real Estate Investing & Servicing business division. Each Compensation Committee member is “independent” as defined in the NYSE listing standards. The Compensation Committee met two times during the calendar year ended December 31, 2016.

The Compensation Committee has the authority to determine the compensation payable to the Company’s directors and to grant awards under the Company’s equity incentive plans and from time to time may solicit recommendations from the Company’s executive officers and/or outside compensation consultants in determining the amount or form of such director compensation or awards. The Compensation Committee also has the authority to review and, where applicable, approve base salary and target bonus levels to be paid by an affiliate of the Manager and equity-based compensation to be made to the Company’s named executive officers. In determining the amount and form of such compensation, the Compensation Committee seeks recommendations from time to time from the Company’s Chairman and Chief Executive Officer and/or outside compensation consultants. The Compensation Committee also oversees risk when it considers granting equity awards to the Manager under the Management Agreement, including with respect to the review of performance-related factors (such as achievement of specified levels of net income) when granting such awards. For example, in evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Manager to place undue emphasis on the maximization of net income at the expense of other criteria, such as the preservation of capital, maintaining sufficient liquidity and/or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. As a result, the Compensation Committee evaluates performance-related factors (such as net income) in conjunction with other key risk exposure factors in making grants to the Manager.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee interlocks required to be disclosed during the calendar year ended December 31, 2016. The directors who were members of the Compensation Committee during the calendar year ended December 31, 2016 were Mr. Bronson, Mr. Kumin and Mr. Zelnick, none of whom are, or have been, officers or employees of the Company and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

Investment Committee

The Investment Committee, currently composed of Mr. Sternlicht (Chairperson), Mr. Dishner, Mr. Kumin and Mr. Zelnick, is responsible for the supervision of our Manager’s compliance with our investment guidelines and conducting periodic reviews of our investment portfolio at least quarterly or more frequently as necessary. In addition, with respect to investments made by the Company, among other things, (a) any proposed investment valued at $250 million up to $400 million of our equity capital will require the approval of the Investment Committee of the Board of Directors and the Investment Committee of the Manager and (b) any proposed investment valued at $400 million or more will require the approval of the full Board of Directors and the Investment Committee of the Manager.

Executive Sessions of Non-Executive and Independent Directors

Executive sessions of the non-executive directors occur regularly during the course of the year. “Non-executive directors” include all Independent Directors and any other non-management directors. Mr. Bronson, our Lead Independent Director, is responsible for presiding over executive sessions of the non-executive directors. In addition, in the event that the non-executive directors include any director who is not an Independent Director, an executive session of only the Independent Directors will occur at least once a year.

Number of Meetings of the Board of Directors and Attendance in 2016

The Board of Directors met nine times during the calendar year ended December 31, 2016, including both regularly scheduled and special meetings. Each director attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served during the calendar year ended December 31, 2016. The Company expects each director serving on its Board of Directors to regularly attend meetings of the Board of Directors and the committees on which such director serves, and to review, prior to meetings, material distributed in advance of such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board of Directors or the chairperson of the appropriate committee in advance of such meeting. The Company expects each director to attend the annual meetings of stockholders and a director who is unable to attend such a meeting (which it is understood will occur on occasion) is expected to notify the Chairman of the Board of Directors in advance of such meeting. Each incumbent director other than Mr. Dishner attended our 2016 annual meeting of stockholders.

Report of the Audit Committee

The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the Audit Committee are “independent” as defined in the NYSE listing standards.

The Audit Committee’s job is one of oversight, as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with GAAP.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm for the calendar year ended December 31, 2016. The Audit Committee has also discussed with Deloitte & Touche LLP the other matters required to be discussed under Auditing Standard No. 1301.

The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte &

Touche LLP’s communications with the Audit Committee concerning independence, has discussed Deloitte & Touche LLP’s independence with Deloitte & Touche LLP and has considered the compatibility of non-audit services with independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2016 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

Strauss Zelnick (Chairperson)
Richard D. Bronson
Camille J. Douglas

Information on Corporate Governance and Communications with the Board of Directors

The Company maintains a corporate governance section on its website to provide relevant information to stockholders and other interested parties. Corporate governance information available on the website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors, the Corporate Governance Guidelines of the Company, the Code of Business Conduct and Ethics and the Code of Ethics applicable to the Principal Executive Officer and Senior Financial Officers of the Company. This information is available on the Company’s website, www.starwoodpropertytrust.com, under the heading “Investor Relations” and the subheading “Corporate Governance,” and the information is also available in print without charge to any stockholder upon written request to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.

Any interested party may initiate communications with the Board of Directors, the Chairman, the Lead Independent Director, the Independent Directors as a group or any individual director or directors by writing to our Secretary at the address set forth above. You should indicate on the outside of the envelope the intended recipient of your communication (i.e., the full Board of Directors, the Independent Directors as a group or any individual director or directors). The Board of Directors has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the recipient’s consideration.

EXECUTIVE OFFICERS

Information concerning the names, ages, terms and positions with the Company and business experience of the executive officers of the Company is set forth below. Ages shown for all executive officers are as of December 31, 2016.

Name	Age	Position(s)
Barry S. Sternlicht	56	Chairman of the Board of Directors and Chief Executive Officer
Jeffrey F. DiModica, CFA	50	President
Andrew J. Sossen	40	Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President
Rina Paniry	43	Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer

In addition to Mr. Sternlicht, for whom biographical information is provided in the section of this Proxy Statement entitled “Proposal 1: Election of Directors,” the following individuals serve as the Company’s executive officers.

Jeffrey F. DiModica, CFA, has been the Company’s President since September 2014. He has also served as a Managing Director of an affiliate of the Manager since July 2014. Mr. DiModica served as a director of the Company from its inception in 2009 until July 2014. From 2007 to 2014, Mr. DiModica was a Managing Director and the Head of MBS/ABS/CMBS Sales and Strategy for the Royal Bank of Scotland (“RBS”), a global financial services firm. In that role, he was responsible for the distribution of mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) to institutional clients, including banks, hedge funds, insurance companies and money managers. Previously, from 2001 to 2007, Mr. DiModica headed the Boston sales office for RBS. Prior to joining RBS, from 1993 to 2001, Mr. DiModica sold derivative and MBS products to institutional clients for Merrill Lynch in Boston. Mr. DiModica began his career in the Merchant and Investment Banking Group of the Commercial Real Estate Department at Chemical Bank from 1989 to 1991. Mr. DiModica is a member of the Young Presidents Organization and serves on the Board of Virtual Enterprises International, a non-profit focused on teaching career and entrepreneurial skills to inner city high school students. Mr. DiModica is also the founding President of MitoAction, a non-profit organization that provides education, support and advocacy for patients and families affected by mitochondrial disease. Mr. DiModica received a Bachelor of Science / Bachelor of Arts degree with a concentration in Finance from Boston University, a Master of Business Administration degree from the Amos Tuck School at Dartmouth College and his Chartered Financial Analyst designation in 1995.

Andrew J. Sossen has been the Company’s Chief Operating Officer since July 2011 and the Company’s General Counsel, Chief Compliance Officer, Secretary and Executive Vice President since January 2010. Prior to joining the Company, Mr. Sossen served from 2006 to 2009 as the General Counsel of KKR & Co.’s asset management business and of KKR Financial Holdings LLC, a publicly traded specialty finance company, where he was a member of senior management and was integrally involved in the policy and strategic decision-making, as well as the day-to-day operations, of the businesses. Mr. Sossen previously served as a trustee of Starwood Waypoint Residential Trust, a publicly traded REIT that subsequently merged with another party and became Colony Starwood Homes (“SWAY”). Mr. Sossen’s career began at Simpson Thacher & Bartlett LLP, where he was a member of the firm’s corporate department, specializing in capital markets and mergers and acquisitions. Mr. Sossen received both a Juris Doctor degree and a Bachelor of Arts degree from the University of Pennsylvania.

Rina Paniry has been the Company’s Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer since May 2014. She has also served as an employee of Starwood Capital Operations, LLC since May 2014. Previously, Ms. Paniry served from 2013 to 2014 as the Chief Financial Officer and from 2006 to 2013 as the Chief Accounting Officer of LNR Property LLC (“LNR Property”), a wholly owned subsidiary of the Company that was acquired by the Company in 2013. Prior to joining LNR Property, she spent 11 years at Deloitte & Touche in various roles, principally in the real estate industry and in the functional areas of audit and mergers and acquisitions. Ms. Paniry is a Certified Public Accountant in Florida. Ms. Paniry received a Bachelor of Accounting degree, a Bachelor of Management Information Systems degree and a Master of Accounting degree from Florida International University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of March 17, 2017 with respect to:

•	each of the Company’s directors and director nominees;
•	each of the Company’s named executive officers; and
•	all of the Company’s directors, director nominees and executive officers as a group.

Except as indicated in the table below, the business address of each person listed in the table below is the address of our principal executive offices, Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830.

Directors and Named Executive Officers	Amount and Nature Of Beneficial Ownership	Percent of Class
Richard D. Bronson(1)(2)	48,801	*
Jeffrey F. DiModica(3)	129,797	*
Jeffrey G. Dishner	150,963	*
Camille J. Douglas(1)	24,801	*
Solomon J. Kumin(4)	14,509	*
Rina Paniry	106,893	*
Andrew J. Sossen	92,398	*
Barry S. Sternlicht(5)	5,719,106	2.2%
Strauss Zelnick(1)(6)	41,801	*
Directors and Executive Officers as a Group (9 persons)	6,329,069	2.4%
*	Less than 1%
(1)	Includes 24,801 shares of restricted Common Stock granted to each of Messrs. Bronson and Zelnick and Ms. Douglas pursuant to the Director Stock Plan.
(2)	Includes 15,000 shares owned by Mr. Bronson’s spouse.
(3)	Includes 5,542 shares of restricted Common Stock granted to Mr. DiModica when he was a non-executive director pursuant to the Director Stock Plan.
(4)	Includes 14,509 shares of restricted Common Stock granted to Mr. Kumin as a non-executive director pursuant to the Director Stock Plan.
(5)	Includes 253,421 shares owned in a trust of which Mr. Sternlicht is the trustee.
(6)	Includes 11,800 shares owned in trusts of which Mr. Zelnick is the trustee and includes 2,600 shares owned by Mr. Zelnick’s spouse.

The following table sets forth certain information relating to the beneficial ownership of our Common Stock by each person, entity or group known to the Company to be the beneficial owner of more than five percent of our Common Stock based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13D and 13G through March 17, 2017.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	20,118,648	7.8%

The Vanguard Group(2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	19,388,303	7.6%

(1)	Based on information as of December 31, 2016 set forth in Schedule 13G/A filed with the SEC on January 27, 2017 by BlackRock, Inc., which has sole voting power with respect to 19,160,108 shares of Common Stock and sole dispositive power with respect to 20,118,648 shares of Common Stock.
(2)	Based on information as of December 31, 2016 set forth in Schedule 13G/A filed with the SEC on February 10, 2017 by The Vanguard Group, which has sole voting power with respect to 150,598 shares of Common Stock, shared voting power with respect to 21,386 shares of Common Stock, sole dispositive power with respect to 19,228,656 shares of Common Stock and shared dispositive power with respect to 159,647 shares of Common Stock.

Unless otherwise indicated, all shares set forth in the tables above are owned directly and the indicated person has sole voting and investment power with respect thereto. Unless otherwise indicated, the percentage of beneficial ownership is calculated based on 260,142,504 shares of Common Stock outstanding as of March 17, 2017. In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares of our Common Stock the investor actually owns beneficially or of record;
•	all shares of our Common Stock over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
•	all shares of our Common Stock the investor has the right to acquire within 60 days (such as shares of restricted Common Stock that are currently vested or which are scheduled to vest within 60 days).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

None of the named executive officers of the Company is currently an employee of the Company. We are managed by the Manager, pursuant to the terms of the Management Agreement. All of our named executive officers are employees of an affiliate of the Manager. Because the Management Agreement with the Manager provides that the Manager is responsible for managing the Company’s affairs, the Company’s Chief Executive Officer and each of its other current executive officers (other than Ms. Paniry), each of whom is an executive of Starwood Capital Group or an affiliate thereof, do not receive cash compensation from the Company for serving as the Company’s executive officers. Instead, the Company pays the Manager management fees and reimbursements, as described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Management Agreement,” and, at the discretion of the Compensation Committee of the Board of Directors, the Company may also grant the Manager equity-based awards, as described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Grants of Equity Compensation to the Manager.” Mr. Sternlicht, our Chairman and Chief Executive Officer, does not receive any direct compensation from the Manager or the Company for his services as Chairman and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and accordingly has an interest in the fees paid and equity awards granted to the Manager.

The Company also considers the results of the stockholder advisory vote on executive compensation. At our 2016 annual meeting of stockholders, stockholders voted to approve, on an advisory basis, our executive compensation. The Company did not make any change to the Company’s executive compensation program in response to this advisory vote.

Cash Compensation

We have not paid directly, and do not intend to pay directly, any cash compensation to our named executive officers (other than Ms. Paniry). Mr. Sossen, the Company’s Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President has been seconded to the Company by an affiliate of the Manager under the terms of the Secondment Agreement, dated effective as of January 1, 2014 (the “Sossen Secondment Agreement”), between such affiliate of the Manager and the Company, pursuant to which the Company reimburses the affiliate of the Manager for certain of its expenses incurred in connection with his service in these roles, including annual base salary and annual cash bonus (as well as employee benefit costs and any related employee withholding taxes). Ms. Paniry, the Company’s Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer, has similarly been seconded to the Company by an affiliate of the Manager under the terms of the Secondment Agreement, dated effective as of January 1, 2014 (the “Paniry Secondment Agreement”), among such affiliate of the Manager, the Company and LNR Property, but the Company and certain of its subsidiaries directly pay the expenses incurred in connection with her service in these roles, including annual base salary and annual cash bonus (as well as employee benefit costs and any related employee withholding taxes). For additional details, see the section of this Proxy Statement entitled “Certain Relationships and Related Transactions—Management Agreement—Reimbursement of Expenses.”

The annual base salary for 2016 of Mr. DiModica, the Company’s President, was $400,000 and his cash bonus for 2016 was $2,200,000. Mr. Sossen’s annual base salary for 2016 was $350,000 and his cash bonus for 2016 was $1,300,000. Ms. Paniry’s annual base salary for 2016 was $600,000 and her cash bonus for 2016 was $850,000.

Messrs. DiModica’s and Sossen’s and Ms. Paniry’s annual base salaries were recommended by our Chairman and Chief Executive Officer in consultation with the Manager based on a general understanding of compensation practice in our industry, as well as anticipated salary requirements of other candidates who could potentially fill the positions. The Compensation Committee reviewed and approved Messrs. DiModica’s and Sossen’s and Ms. Paniry’s annual base salaries for 2016. Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses for 2016 were recommended by our Chairman and Chief Executive Officer in consultation with the Manager, with the assistance of Meridian Compensation Partners, LLC (“Meridian”), the Compensation Committee’s independent outside compensation consultant, based upon a review of compensation paid by the Compensation Peer Group (as defined below) for comparable positions as well as broader industry compensation levels (including an evaluation of industry survey data provided by Meridian), as described below under “—Independent Compensation Consultant.” The Compensation Committee reviewed and approved Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses for 2016. In approving Messrs. DiModica’s and Sossen’s and Ms. Paniry’s cash bonuses, the Compensation Committee targeted amounts approximately equal to the midpoint of the market data, including Compensation Peer Group and survey data.

Approximately 24% of the cash compensation paid to our named executive officers was for fixed pay (i.e., base salary) and approximately 76% was for incentive pay (i.e., cash bonus). The Compensation Committee did not apply any fixed metrics in determining the amount of the applicable cash bonuses to be paid for 2016. Rather it took into consideration a range of factors, including the performance of the Company’s common stock, profitability of the Company, operations of the Company, risk management policies and practices of the Company, investment activity of the Company, management of the Company’s capital structure and acquisitions and dispositions completed during the year.

Equity-Based Compensation

The Compensation Committee may, from time to time pursuant to our equity incentive plans, grant our named executive officers certain equity-based awards, including stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards. Where appropriate, these awards are designed to align the interests of our named executive officers with those of our stockholders by allowing our named executive officers to share in the creation of value for our stockholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and to achieve strong performance for the Company. These awards provide a further benefit to us by enabling our Manager to attract, motivate and retain talented individuals to serve as our executive officers.

In 2016, the Company granted 33,022 restricted shares of Common Stock to Ms. Paniry, which vest annually in equal amounts over a three-year period with the first vesting having occurred on March 15, 2017, subject to Ms. Paniry’s continued service to the Company, pursuant to the Equity Plan. In determining this equity-based award for 2016, the Compensation Committee did not apply any fixed metrics. Rather, similar to its determination of the applicable cash bonuses for 2016, it took into consideration a range of factors, including the performance of the Company’s common stock, profitability of the Company, operations of the Company, risk management policies and practices of the Company, investment activity of the Company, management of the Company’s capital structure and acquisitions and dispositions completed during the year. Ms. Paniry’s equity-based award for 2016 was recommended by our Chairman and Chief Executive Officer. The Compensation Committee also considered input from Meridian, its independent outside compensation consultant, as described below under “—Independent Compensation Consultant.”

In 2016, none of our other named executive officers received equity-based awards.

Indemnification

We have also entered into an indemnification agreement with each of our named executive officers that provides for indemnification, to the fullest extent permitted by applicable law and subject to certain conditions, with respect to certain expenses and claims that such named executive officer incurs or becomes party to by reason of the fact that such named executive officer is or was an officer, director, trustee, employee or agent of the Company or any of our subsidiaries or affiliates. Pursuant to such indemnification agreements, our named executive officers may also obtain advancement of certain of such expenses. Such indemnification will be reduced to the extent that such directors are indemnified under the directors’ and officers’ liability insurance maintained by the Company. A copy of the form of such indemnification agreements is an exhibit to the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2015, as filed with the SEC.

Role of Compensation Committee

The Compensation Committee reviews and, where applicable, approves base salary and target bonus levels as well as any equity-based awards to be made to our named executive officers based on recommendations from the Company’s Chairman and Chief Executive Officer and outside compensation consultants. Information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the section of this Proxy Statement entitled “Corporate Governance—Board of Directors and Committee Meetings—Compensation Committee.”

Independent Compensation Consultant

Meridian provides executive compensation consulting services to the Compensation Committee. Meridian, among other things:

•	participates in the design of the Company’s executive compensation programs;
•	provides and reviews market data and advises the Compensation Committee on setting executive compensation levels and the competitiveness and reasonableness of the Company’s executive compensation program;
•	reviews and advises the Compensation Committee regarding the elements of the Company’s executive compensation program, including as relative to the Company’s peers; and
•	reviews and advises the Compensation Committee regarding director compensation.

In 2016, as part of the review of Messrs. DiModica’s and Sossen’s and Ms. Paniry’s compensation, Meridian assisted the Compensation Committee with comparing previous executive compensation levels to (a) the executive compensation levels at 12 other publicly traded REITs and specialized finance companies that have characteristics that are similar to those of the Company (the “Compensation Peer Group”) and (b) executive compensation levels in the broader industry (based on general industry survey data provided by Meridian). The companies currently comprising the Compensation Peer Group are:

American Capital, Ltd.
Capstead Mortgage Corporation
Colony Financial, Inc. (now known as Colony Capital, Inc.)
iStar Financial Inc.
Ladder Capital Corp
MFA Financial, Inc.
NorthStar Realty Finance Corp. (now known as Colony NorthStar Inc.)
RAIT Financial Trust
Realty Income Corporation
Redwood Trust, Inc.
Spirit Realty Capital, Inc.
W. P. Carey Inc.

Meridian does not provide any other services to the Company or the Manager.

Role of Chief Executive Officer

As noted above, the Compensation Committee is responsible for reviewing and, where applicable, approving compensation for our named executive officers. Our Chairman of the Board of Directors and Chief Executive Officer, Mr. Sternlicht, annually reviews the performance of each member of senior management (other than Mr. Sternlicht’s own performance). Recommendations based on these reviews, including salary adjustments, annual bonuses and equity-based grants, if any, are presented by Mr. Sternlicht to the Compensation Committee. All decisions for 2016 made by the Compensation Committee with respect to the named executive officers (other than Mr. Sternlicht) were made after deliberation with Mr. Sternlicht. As noted elsewhere in this Proxy Statement, Mr. Sternlicht does not receive any direct compensation for his services as Chairman and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and accordingly has an interest in the fees paid and equity awards granted to the Manager.

In addition, at various times during the year at the request of the Compensation Committee, Mr. Sternlicht attends Compensation Committee meetings, or portions of Compensation Committee meetings, to provide the Compensation Committee with information regarding the Company’s operational performance, financial performance or other topics requested by the Compensation Committee to assist the Compensation Committee in making its compensation decisions.

Role of Manager

As noted elsewhere in this Proxy Statement, the Company does not pay any cash compensation to our named executive officers (other than Ms. Paniry). Rather, cash compensation is paid to such named executive officers, other than Mr. Sternlicht, by the Manager or its affiliates. Mr. Sternlicht receives no cash compensation for his service as our Chairman and Chief Executive Officer, although, as the controlling equityholder of the parent of the Manager, he has an interest in the fees paid and equity awards granted to the Manager. The Company reimburses an affiliate of the Manager for Mr. Sossen’s cash compensation. No reimbursement is made for Mr. DiModica’s cash compensation. In addition, equity awards are granted to Mr. DiModica by the Manager or its affiliates. No portion of the management fee is allocated to compensation paid by the Manager or its affiliates to our named executive officers.

The Manager provides the day-to-day management of the Company’s operations. This arrangement enables the Company to have access to the Manager’s more than 2,000 employees around the globe to provide transaction flow and insight into economic and local market trends. In addition, this arrangement gives the Company access to the Manager’s seasoned executive team, which has an average of 26 years of industry experience. We believe that this arrangement has contributed significantly to our success. The management fee compensates the Manager for these services that it provides to the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A included in this Proxy Statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee of the Board of Directors.

Richard D. Bronson (Chairperson)
Solomon J. Kumin
Strauss Zelnick

Summary Compensation Table

The following table provides information regarding compensation earned by each of the Company’s named executive officers for the calendar year ended December 31, 2016, as well as for the calendar years ended December 31, 2015 and 2014. As described in the CD&A included in this Proxy Statement, none of the named executive officers of the Company are employees of the Company and the Company did not directly pay any cash compensation to the named executive officers (other than Ms. Paniry) for or in such calendar years. The cash amounts shown for Mr. Sossen include the amounts of his compensation paid by an affiliate of the Manager for which the Company reimbursed such affiliate of the Manager for his services for the year in question. The Company does not pay or make any reimbursement with respect to Mr. DiModica’s compensation.

Name and Principal Position	Calendar Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Barry S. Sternlicht Chairman and Chief Executive Officer(1)	2016	—	—		—		—	—	—
	2015	—	—		—		—	—	—
	2014	—	—		—		—	—	—
Jeffrey F. DiModica President(2)	2016	$400,000	$2,200,000		—		—	—	$2,600,000
	2015	$400,000	$1,800,000		$2,500,008		—	—	$4,700,008
	2014	$176,923	$796,500		—		—	—	$973,423
Andrew J. Sossen Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President	2016	$350,000	$1,300,000		—		—	—	$1,650,000
	2015	$350,000	$1,200,000		$908,606		—	—	$2,458,606
	2014	$300,000	$1,450,000	(3)	$500,006		—	—	$2,250,006
Rina Paniry Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer(4)	2016	$600,000	$850,000		$635,343	(5)	—	—	$2,085,343
	2015	$600,000	$800,000		$852,150		—	—	$2,252,150
	2014	$534,140	$450,000		$424,676		—	—	$1,408,816
(1)	Mr. Sternlicht does not receive any direct compensation from the Manager or the Company for his services as Chairman and Chief Executive Officer of the Company, and the Company does not reimburse Starwood Capital Group or any of its affiliates for compensation paid to Mr. Sternlicht. Mr. Sternlicht is, however, the controlling equityholder of the parent of the Manager and accordingly has an interest in the fees paid and equity awards granted to the Manager.
(2)	Mr. DiModica was appointed as the Company’s President effective as of September 18, 2014.
(3)	Mr. Sossen received $250,000 of his 2014 cash bonus subsequent to the filing of the proxy statement for the 2015 annual meeting of stockholders.
(4)	Ms. Paniry was appointed as the Company’s Chief Financial Officer, Treasurer, Principal Financial Officer and Chief Accounting Officer effective as of May 7, 2014.
(5)	On March 21, 2016, Ms. Paniry received an annual award of 33,022 restricted shares of Common Stock. The amount reported in this column is based on a closing price of $19.24 per share of Common Stock on the date of grant.

Grants of Plan-Based Awards During Calendar Year Ended December 31, 2016

The following table provides information regarding plan-based awards granted to the Company’s named executive officers during the calendar year ended December 31, 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock or Unit Awards ($)
Barry S. Sternlicht	N/A	—		—
Jeffrey F. DiModica	N/A	—		—
Andrew J. Sossen	N/A	—		—
Rina Paniry
Restricted Stock Award	March 21, 2016	33,022	(1)	$635,343
(1)	The restricted shares received by Ms. Paniry pursuant to this award vest in annual installments over a three-year period with the first vesting having occurred on March 15, 2017.

Outstanding Equity Awards at December 31, 2016

The following table provides information regarding outstanding equity awards of the Company’s named executive officers as of December 31, 2016.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(7)
Barry S. Sternlicht	—		—
Jeffrey F. DiModica
Restricted Stock Unit Award	68,139	(1)	$1,495,651
Andrew J. Sossen
Restricted Stock Award	21,863	(2)	$479,893
Rina Paniry
Restricted Stock Award	1,204	(3)	$26,428
Restricted Stock Award	1,403	(4)	$30,796
Restricted Stock Award	16,397	(5)	$359,914
Restricted Stock Award	33,022	(6)	$724,833
(1)	Reflects a restricted stock unit award granted by our Manager to Mr. DiModica which vests in annual installments over a three-year period that began on March 31, 2015. The number of Mr. DiModica’s restricted stock units that had not vested as of December 31, 2016 and the respective vesting dates for such restricted stock units are as follows: 34,069 on March 31, 2017 and 34,070 on March 31, 2018.
(2)	Reflects a restricted stock award granted to Mr. Sossen which vests in 50% installments on each of March 18, 2016 and September 18, 2017. The remaining 21,863 unvested restricted shares will vest on September 18, 2017.
(3)	Reflects a restricted stock award granted to Ms. Paniry which vests in quarterly installments over a three-year period that began on June 30, 2014. The remaining 1,204 unvested restricted shares will vest on March 31, 2017.
(4)	Reflects a restricted stock award granted to Ms. Paniry which vests in annual installments over a three-year period that began on March 16, 2015. The number of Ms. Paniry’s restricted shares that had not vested as of December 31, 2016 and the respective vesting dates for such restricted shares are as follows: 700 on March 16, 2017 and 703 on March 16, 2018.
(5)	Reflects a restricted stock award granted to Ms. Paniry which vests in 50% installments on each of March 18, 2016 and September 18, 2017, respectively. The remaining 16,397 unvested restricted shares will vest on September 18, 2017.
(6)	Reflects a restricted stock award granted to Ms. Paniry which vests in annual installments over a three-year period that began on March 21, 2016. The number of Ms. Paniry’s restricted shares that had not vested as of December 31, 2016 and the vesting dates for such restricted shares are as follows: 11,006 on March 15, 2017, 11,006 on March 15, 2018 and 11,010 on March 15, 2019.
(7)	The amount reported in this column is based on a closing price of $21.95 per share of Common Stock on December 30, 2016.

Stock Vested in Calendar Year Ended December 31, 2016

The following table provides information for each named executive officer with respect to the vesting of stock awards during the calendar year ended December 31, 2016 and the value realized upon such vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Barry S. Sternlicht	—	—
Jeffrey F. DiModica	34,069	$644,926
Andrew J. Sossen	28,861	$563,881
Rina Paniry	22,982	$449,288
(1)	Represents the vesting of restricted stock awards under the Equity Plan.
(2)	Value realized on vesting of restricted stock awards is the fair market value on the date of vesting. Fair market value is based on the closing price of the Company’s Common Stock as reported by the NYSE.

Potential Post-Employment Payments and Payments upon Change in Control

The Company does not have employment or severance agreements with any of its named executive officers and is not obligated to make any payments to any of its named executive officers upon termination of employment or change in control of the Company. In the event that any named executive officer’s service to the Company is terminated either by the Company for Cause or by such named executive officer for any reason, any and all unvested awards of restricted shares of Common Stock and restricted stock units that the Company has granted to such named executive officer under the Equity Plan will be immediately forfeited by the named executive officer.

However, any and all unvested awards of restricted shares of Common Stock and restricted stock units that the Company has granted to a named executive officer under the Equity Plan will vest immediately upon (a) the termination of such named executive officer’s service to the Company by the Company without Cause or (b) a Change in Control prior to the termination of such named executive officer’s service to the Company. Assuming for the sake of analysis that a termination of service without Cause or a Change in Control took place on the last business day of the calendar year ended December 31, 2016, the value of the vested awards of restricted shares of Common Stock and restricted stock units of each named executive officer would be the same as the respective value set forth in the third column, “Market Value of Shares or Units of Stock That Have Not Vested,” of the table presented in the section of this Proxy Statement entitled “—Outstanding Equity Awards at December 31, 2016.” Under the Equity Plan: (i) “Cause” generally means (A) any actions or omissions by the named executive officer representing a fraud or willful misconduct against the Company or an affiliate of the Company, (B) any commission by the named executive officer of any felony, (C) any violation by the named executive officer of any material written policy of the Company, (D) any failure by the named executive officer to perform or satisfy any of his or her duties or obligations to the Company or any affiliate of the Company or any grossly negligent or reckless disregard of any such duties or obligations or (E) any failure by the named executive officer to devote his or her full working-time and attention (other than due to physical or mental incapacity or customary and reasonable time off for vacations and holidays) to the performance of his or her duties to the Company and any affiliates of the Company, provided, however, that upon written notice from the Company of any matter in the foregoing clauses (D) or (E), the named executive officer will be given 15 days from the delivery of such notice to cure such matter to the satisfaction of the Company; and (ii) “Change in Control” generally means a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, provided, however, that a transaction or series of transactions effected with the Manager and/or any affiliates of the Manager through the acquisition of Common Stock or other securities of the Company (regardless of the form of such transaction or series of transactions) or changes to the membership of the Board of Directors will not constitute a Change in Control.

We have not included tables for pension benefits or nonqualified deferred compensation because, due to the limited nature of our compensation program, we have nothing to report with respect to these items.

Equity Compensation Plan Information

The following table provides information regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans as of December 31, 2016.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	281,250	N/A	2,262,763
Equity compensation plans not approved by security holders	—	—	—
Total	281,250	N/A	2,262,763

At the Annual Meeting, stockholders will be asked to vote to approve the 2017 Manager Equity Plan (Proposal 4) and the 2017 Equity Plan (Proposal 5), which, if approved, will succeed and replace the Manager Equity Plan, Equity Plan and Director Stock Plan, as applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company’s review of the copies of such Forms it has received, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the calendar year ended December 31, 2016, other than (i) the filing of a Form 4 for Mr. Sternlicht reporting one transaction, which was inadvertently filed late on March 8, 2016 on behalf of Mr. Sternlicht, (ii) the filing of a Form 4 for Mr. Dishner reporting one transaction, which was inadvertently filed late on March 10, 2017 on behalf of Mr. Dishner and (iii) the filing of a Form 4 for Ms. Paniry reporting two transactions, one of which was inadvertently filed late on March 17, 2017 on behalf of Ms. Paniry. The Company has recently evaluated the cause of such delinquent filings and is putting in place controls to prevent future delinquent filings.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.” At our 2016 annual meeting of stockholders, stockholders voted to approve, on an advisory basis, our executive compensation. At the 2011 annual meeting of stockholders, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our named executive officers every one, two or three years (a vote commonly referred to as a “say-on-frequency vote”). Because at such 2011 annual meeting of stockholders our stockholders voted in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We are holding another say-on-frequency vote at the Annual Meeting (see Proposal 3), and we expect to hold a say-on-pay vote on an annual basis in the foreseeable future.

As described in the CD&A included in this Proxy Statement, none of the named executive officers of the Company are employees of the Company and the Company has not directly paid, and does not intend to directly pay, any cash compensation to the named executive officers (other than Ms. Paniry). However, we are charged by an affiliate of the Manager for certain of its expenses incurred in employing certain of our named executive officers. Additionally, from time to time we may grant to our named executive officers equity-based awards pursuant to our equity incentive plans, which we believe serve to align the interests of named executive officers with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that Starwood Property Trust, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is an advisory vote, and therefore it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when making decisions regarding executive compensation.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3:
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the say-on-pay proposal (Proposal 2), we are asking stockholders to cast an advisory vote on the frequency with which the Company should provide stockholders with an opportunity to vote to approve, on an advisory basis, its executive compensation. Pursuant to Section 14A of the Exchange Act, we are asking stockholders whether future say-on-pay votes should be held every one, two or three years. This non-binding vote is held at least every six years, and we held our last say-on-frequency vote at the 2011 annual meeting of stockholders. We have held annual say-on-pay votes starting with the 2011 annual meeting of stockholders.

After careful consideration of this proposal, our Board of Directors recommends that stockholders vote for holding a say-on-pay vote each year for a number of reasons. The Board of Directors believes that holding an annual advisory vote on the Company’s executive compensation has worked well. Holding an annual advisory vote on the Company’s executive compensation will continue to allow stockholders to provide the Company with direct and immediate feedback on the most recent executive compensation disclosures and other information presented in its proxy statements and to react promptly to emerging trends in executive compensation. It also gives the Board of Directors and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from stockholders.

Stockholders are not voting to approve or disapprove the Board of Director’s recommendation. Instead, stockholders will be able to specify one of four choices with respect to this proposal: one year, two years, three years or abstain. The option that receives the highest number of votes cast by stockholders will be considered by the Board of Directors as stockholders’ recommendation as to the frequency of the advisory vote on the Company’s executive compensation.

The say-on-frequency vote is an advisory vote, and therefore it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when adopting a policy on the frequency of future say-on-pay votes. Notwithstanding the Board of Director’s recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to hold say-on-pay votes more or less frequently and may vary its policy based on various factors, including discussions with stockholders and adoption of material changes to compensation programs.

Recommendation of the Board of Directors

The Board of Directors recommends a vote to approve, on an advisory basis, holding the advisory vote on the Company’s executive compensation EACH YEAR.

PROPOSAL 4:
APPROVAL OF THE 2017 MANAGER EQUITY PLAN

On March 27, 2017, the Board of Directors approved the 2017 Manager Equity Plan, which provides for the grant of stock options, stock appreciation rights (“SARs”), restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. At the same time, the Board of Directors approved the 2017 Equity Plan (together with the 2017 Manager Equity Plan, the “Proposed Plans”), which provides for the same types of equity-based awards to natural persons who provide services to the Company, including employees of the Manager. If the Proposed Plans are approved, the maximum number of shares that may be subject to awards granted under either the 2017 Manager Equity Plan or the 2017 Equity Plan, determined on a combined basis, will be 11,000,000 shares of Common Stock.

If the 2017 Manager Equity Plan is approved by stockholders, the Company will be able to issue equity-based incentives to the Manager, which may in turn issue incentives to the directors, officers and employees of, and advisors and consultants to, the Manager and its affiliates. In addition, if the 2017 Manager Equity Plan is approved by stockholders, the Manager Equity Plan will terminate, except that any outstanding awards granted under Manager Equity Plan will remain in effect in accordance with their terms. If the 2017 Manager Equity Plan is not adopted by stockholders, the Manager Equity Plan and all outstanding awards granted thereunder will remain in effect in accordance with their terms. As of March 20, 2017, 831,612 shares remained available for future grants under the Manager Equity Plan, the Equity Plan and the Director Stock Plan, which will cease to be available for future grants if the stockholders approve the 2017 Manager Equity Plan and the 2017 Equity Plan.

We are asking stockholders to approve the 2017 Manager Equity Plan, as it will allow the Company and the Manager to continue to attract, retain and motivate talented service providers who are critical to the Company's long-term success and growth.

Purpose of the 2017 Manager Equity Plan

The 2017 Manager Equity Plan is intended to afford an incentive to the Manager to increase its efforts on behalf of the Company and to promote the success of the Company’s business.

Description of the 2017 Manager Equity Plan

Under the 2017 Manager Equity Plan, the Company may grant stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to the Manager. The following description is a summary of the 2017 Manager Equity Plan as it is presented to stockholders for approval, and is qualified in its entirety by reference to the complete text of the 2017 Manager Equity Plan, which is attached as Appendix A to this Proxy Statement.

Eligibility.   Awards under the 2017 Manager Equity Plan may be granted only to the Manager. The Manager may in turn issue incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an affiliate of the Manager. In determining the type of award to be granted and the terms and conditions of such award, the Board of Directors will take into account any factors that the Board of Directors may deem relevant in connection with accomplishing the purposes of the 2017 Manager Equity Plan.

Administration.   The 2017 Manager Equity Plan will be administered by the Board of Directors. Except with respect to an amendment, modification, suspension or early termination of the 2017 Manager Equity Plan, the Board of Directors has appointed the Compensation Committee to administer the 2017 Manager Equity Plan. The Board of Directors (including the Compensation Committee pursuant to its delegated authority) has the authority in its discretion to administer the 2017 Manager Equity Plan and to exercise all the powers and authorities either specifically granted to it under the 2017 Manager Equity Plan or necessary or advisable in the administration of the 2017 Manager Equity Plan, including, without limitation, the authority to grant awards, determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award and make all other determinations deemed necessary or advisable for the administration of the 2017 Manager Equity Plan. Neither the Board of Directors nor the Compensation Committee will, without obtaining the approval of the Company’s stockholders, (i) reduce the base or purchase price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR for another stock option or SAR with a lower purchase or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase or base price of such stock option or SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a change in control of the Company (as defined in the 2017 Manager Equity Plan).

Available Shares.   Following approval by stockholders, the maximum number of shares that may be made subject to awards granted under either the 2017 Manager Equity Plan or the 2017 Equity Plan, determined on a combined basis, will be 11,000,000 shares of Common Stock. If any shares of Common Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under the 2017 Manager Equity Plan, the Manager Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan and/or withholding taxes in respect of such an award, the shares of Common Stock that were subject to such award will not again be available for awards under the 2017 Manager Equity Plan or the 2017 Equity Plan. If any awards granted under the 2017 Manager Equity Plan, the Manager Equity Plan, the 2017 Equity Plan, the Equity Plan or the Director Stock Plan are cancelled, forfeited, settled in cash or otherwise terminated without the issuance of shares of Common Stock, the shares that were subject to such award will be available for re-issuance under the 2017 Manager Equity Plan or the 2017 Equity Plan. Shares issued under the 2017 Manager Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company.

In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property, but not including a regular cash dividend), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Manager under the 2017 Manager Equity Plan, then the Board of Directors will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price relating to any award; and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the Board of Directors may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock).

Termination and Amendment.   The 2017 Manager Equity Plan will expire on May 4, 2027, unless terminated earlier by the Board of Directors. The Board of Directors may terminate, amend, modify or suspend the 2017 Manager Equity Plan in whole or part at any time, provided that any amendment that requires stockholder approval in order to comply with law, regulation or any stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.

Upon termination of the Management Agreement by the Company for cause or by the Manager for any reason other than for cause or due to a change in the Manager's compensation under the Management Agreement, any then unvested awards held by the Manager under the 2017 Manager Equity Plan will be immediately forfeited and cancelled without consideration. Upon any other termination of the Management Agreement or a change in control of the Company (as defined in the 2017 Manager Equity Plan), any award granted under the 2017 Manager Equity Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved.

Terms of Awards.   The Board of Directors may grant stock options, SARs, restricted stock, restricted stock units or other stock-based awards, including dividend equivalents, under the 2017 Manager Equity Plan on such terms and conditions as the Board of Directors deems consistent with the purposes of the 2017 Manager Equity Plan. Such awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Payments to be made by the Company upon the grant, vesting or exercise of an award may be made in such forms as the Board of Directors determines, including, without limitation, cash, shares of Common Stock or other property and may be made in a single payment or on a deferred basis. Each award will be evidenced by an award agreement containing the terms and conditions applicable to such award.

Each stock option will be exercisable for no more than ten years after its date of grant. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price for shares of Common Stock subject to a stock option may be paid (i) in cash or by an exchange of Common Stock previously owned by the Manager, (ii) by authorizing the Company to withhold whole shares of Common Stock otherwise issuable pursuant to the exercise of such stock option, (iii) through a “broker cashless exercise” procedure approved by the Board of Directors or (iv) a combination of the above.

Each SAR will be exercisable for no more than ten years after its date of grant. The base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with a stock option will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) an amount equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.

Unless otherwise determined by the Board of Directors, following a grant of restricted stock, the Manager will have all of the rights of a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to shares of restricted stock; provided, however, that any dividends or distributions paid with respect to restricted stock in the form of shares of Common Stock or other property will be subject to the same restrictions as the underlying restricted stock.

Prior to settlement of a restricted stock unit, the Manager will have no rights as a stockholder of the Company with respect to such restricted stock unit. The Board of Directors is authorized to grant to the Manager the right to received dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the award, subject to such conditions and restrictions as the Board of Directors may establish. Unless otherwise determined by the Board of Directors, any such dividend equivalents or distribution equivalents will be paid or credited on the dividend payment date, as though each restricted stock unit held by the Manager were a share of outstanding Common Stock.

New Plan Benefits

All awards under the 2017 Manager Equity Plan will be made in the future at the discretion of the Board of Directors, and therefore are not determinable.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 2017 Manager Equity Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2017 Manager Equity Plan that may be relevant to the Manager in light of its investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2017 Manager Equity Plan. This section is based on the Internal Revenue Code, of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis.

The Manager will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the Manager makes an election to be taxed at that time. If such election is made, the Manager will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the Manager will recognize compensation taxable as ordinary income at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense. In addition, if the Manager receives dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.

The Manager will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the Manager will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction.

The Manager will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. The Manager will recognize compensation taxable as ordinary income upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.

The Manager will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the Manager will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction.

The taxation of other stock based awards will depend on how such awards are structured. The Company may deduct, as a compensation expense, the amount of ordinary income recognized by the Manager in connection with the 2017 Manager Equity Plan at the time such ordinary income is recognized by the Manager.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of the 2017 Manager Equity Plan.

PROPOSAL 5:
APPROVAL OF THE 2017 EQUITY PLAN

On March 27, 2017, the Board of Directors approved the 2017 Equity Plan, which provides for the grant of stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to natural persons who provide services to the Company, including its directors, officers, employees, advisors, consultants or other third party service providers, including employees of the Manager or its affiliates. At the same time, the Board of Directors approved the 2017 Manager Equity Plan, which provides for the same types of equity-based awards to the Manager. If the Proposed Plans are approved, the maximum number of shares that may be subject to awards granted under either the 2017 Equity Plan or the 2017 Manager Equity Plan, determined on a combined basis, will be 11,000,000 shares of Common Stock.

If the 2017 Equity Plan is approved by stockholders, the Company will be able to issue equity-based incentives to natural persons who provide services to the Company, including employees of the Manager. In addition, if the 2017 Equity Plan is approved by stockholders, it will succeed and replace both the Equity Plan and the Director Stock Plan (together, the “Prior Plans”), which will terminate, except that any outstanding awards granted under Prior Plans will remain in effect in accordance with their terms. If the 2017 Equity Plan is not adopted by stockholders, the Prior Plans and all outstanding awards granted thereunder will remain in effect in accordance with their terms. As of March 20, 2017, 831,612 shares remained available for future grants under the Equity Plan, Manager Equity Plan and the Director Stock Plan, which will cease to be available for future grants if the stockholders approve the 2017 Equity Plan and the 2017 Manager Equity Plan.

We are asking stockholders to approve the 2017 Equity Plan, as it will allow the Company to continue to attract, retain and motivate talented service providers who are critical to the Company's long-term success and growth.

Purpose of the 2017 Equity Plan

The 2017 Equity Plan is intended to afford an incentive to the directors, officers, employees, advisors, consultants or other third party service providers to the Company, including employees of the Manager or its affiliates, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.

Description of the 2017 Equity Plan

Under the 2017 Equity Plan, the Company may grant stock options, SARs, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to natural persons who provide services to the Company, including its directors, officers, advisors and consultants, and employees of the Manager and its affiliates. The following description is a summary of the 2017 Equity Plan as it is presented to stockholders for approval and is qualified in its entirety by reference to the complete text of the 2017 Equity Plan, which is attached as Appendix B to this Proxy Statement.

Eligibility.   Awards under the 2017 Equity Plan may be granted to natural persons who, as of the date of grant, provide services to the Company as directors (six persons as of the date hereof, subject to change), officers (four persons as of the date hereof, subject to change), employees, advisors, consultants or other third party service providers, including employees of the Manager or one of its affiliates. In determining the persons to whom awards may be granted, the type of award to be granted and the terms and conditions of such award, the Board of Directors will take into account any factors that the Board of Directors may deem relevant in connection with accomplishing the purposes of the 2017 Equity Plan.

Administration.   The 2017 Equity Plan will be administered by the Board of Directors. Except with respect to an amendment, modification, suspension or early termination of the 2017 Equity Plan, the Board of Directors has appointed the Compensation Committee to administer the 2017 Equity Plan. The Board of Directors (including the Compensation Committee pursuant to its delegated authority) has the authority in its discretion to administer the 2017 Equity Plan and to exercise all the powers and authorities either specifically granted to it under the 2017 Equity Plan or necessary or advisable in the administration of the 2017 Equity Plan, including, without limitation, the authority to grant awards, determine the type and number of awards to be granted, the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award and make all other determinations deemed necessary or advisable for the administration of the 2017 Equity Plan. Neither the Board of Directors nor the Compensation Committee will, without obtaining the approval of the Company’s stockholders, (i) reduce the base or purchase price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR for another stock option or SAR with a lower purchase or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase or base price of such stock option or SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a change in control of the Company (as defined in the 2017 Equity Plan).

Available Shares.   Following approval by stockholders, the maximum number of shares that may be made subject to awards granted under either the 2017 Equity Plan or the 2017 Manager Equity Plan, determined on a combined basis, will be 11,000,000 shares of Common Stock. If any shares of Common Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under the 2017 Equity Plan, a Prior Plan, the 2017 Manager Equity Plan or the Manager Equity Plan and/or withholding taxes in respect of such an award, the shares of Common Stock that were subject to such award will not again be available for awards under the 2017 Equity Plan or the 2017 Manager Equity Plan. If any awards granted under the 2017 Equity Plan, a Prior Plan, the 2017 Manager Equity Plan or the Manager Equity Plan are cancelled, forfeited, settled in cash or otherwise terminated without the issuance of shares of Common Stock, the shares that were subject to such award will be available for re-issuance under the 2017 Equity Plan or the 2017 Manager Equity Plan. Shares issued under the 2017 Equity Plan may be authorized but unissued shares or shares that have been reacquired by the Company.

In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property, but not including a regular cash dividend), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 2017 Equity Plan, then the Board of Directors will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the Board of Directors may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock).

Termination and Amendment.   The 2017 Equity Plan will expire on May 4, 2027, unless terminated earlier by the Board of Directors. The Board of Directors may terminate, amend, modify or suspend the 2017 Equity Plan in whole or part at any time, provided that any amendment that requires stockholder approval in order to comply with law, regulation or any stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.

Unless otherwise determined by the Board of Directors, all unvested awards granted under the 2017 Equity Plan that are held by a participant who has ceased to provide services to the Company will be immediately cancelled and forfeited without consideration. The applicable award agreement will include the terms under which a stock option or SAR remains exercisable following termination of service with the Company. Upon a change in control of the Company (as defined in the 2017 Equity Plan), any award granted under the 2017 Equity Plan that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to have been fully achieved.

Terms of Awards.   The Board of Directors may grant stock options, SARs, restricted stock, restricted stock units or other stock-based awards, including dividend equivalents, under the 2017 Equity Plan on such terms and conditions as the Board of Directors deems consistent with the purposes of the 2017 Equity Plan. Such awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Payments to be made by the Company upon the grant, vesting or exercise of an award may be made in such forms as the Board of Directors determines, including, without limitation, cash, shares of Common Stock or other property and may be made in a single payment or on a deferred basis. Each award will be evidenced by an award agreement containing the terms and conditions applicable to such award.

Each stock option will be exercisable for no more than ten years after its date of grant. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price for shares of Common Stock subject to a stock option may be paid (i) in cash or by an exchange of Common Stock previously owned by a participant, (ii) by authorizing the Company to withhold whole shares of Common Stock otherwise issuable pursuant to the exercise of such stock option, (iii) through a “broker cashless exercise” procedure approved by the Board of Directors or (iv) a combination of the above.

Each SAR will be exercisable for no more than ten years after its date of grant. The base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with a stock option will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) an amount equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.

Unless otherwise determined by the Board of Directors, following a grant of restricted stock, a participant will have all of the rights of a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to shares of restricted stock, provided, however, that any dividends or distributions paid with respect to restricted stock in the form of shares of Common Stock or other property will be subject to the same restrictions as the underlying restricted stock.

Prior to settlement of a restricted stock unit, a participant will have no rights as a stockholder of the Company with respect to such restricted stock unit. The Board of Directors is authorized to grant to a participant the right to received dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the award, subject to such conditions and restrictions as the Board of Directors may establish. Unless otherwise determined by the Board of Directors, any such dividend equivalents or distribution equivalents will be paid or credited on the dividend payment date, as though each restricted stock unit held by the participant were a share of outstanding Common Stock.

New Plan Benefits

The following table shows information regarding restricted shares of Common Stock granted to non-employee directors on October 13, 2016, the effectiveness of which was made subject to stockholder approval of the 2017 Equity Plan, as the successor to the Director Stock Plan. The amounts reported in the “Dollar Value ($)” column for such awards are based on a closing price of $21.90 per share of Common Stock on October 13, 2016.

Name and Position	Dollar Value ($)	Number of Restricted Shares
Richard D. Bronson, non-employee director of the Company	$14,081.70	643
Solomon J. Kumin, non-employee director of the Company	$14,081.70	643
Camille J. Douglas, non-employee director of the Company	$14,081.70	643
Strauss Zelnick, non-employee director of the Company	$14,081.70	643

Other than with respect to the restricted shares set forth above, all other awards under the 2017 Equity Plan will be made in the future at the discretion of the Board of Directors, and therefore are not determinable.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 2017 Equity Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2017 Equity Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2017 Equity Plan. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis. Each participant is advised to consult his or her own tax advisor concerning the application of the U.S. federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any of the following awards.

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, if the participant receives dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction.

The taxation of other stock based awards will depend on how such awards are structured. Subject to the deduction limitations under Section 162(m) of the Code, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by the participant in connection with the 2017 Equity Plan at the time such ordinary income is recognized by the participant.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of the 2017 Equity Plan.

PROPOSAL 6:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Proposed Independent Registered Public Accounting Firm

Deloitte & Touche LLP, independent certified public accountants, served as the independent registered public accounting firm of the Company and its subsidiaries for the calendar year ended December 31, 2016. The Audit Committee has appointed Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Although there is no requirement that Deloitte & Touche LLP’s appointment be terminated if the ratification fails, the Audit Committee will consider, as appropriate, the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of Deloitte & Touche LLP. The Audit Committee may terminate the appointment of Deloitte & Touche LLP as our independent registered public accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. The representatives of Deloitte & Touche LLP will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

The Board of Directors and its Audit Committee recommend a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the calendar year ending December 31, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 16, 2017, the Audit Committee appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017, subject to stockholder ratification. The Audit Committee considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services was compatible with maintaining Deloitte & Touche LLP’s independence.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP with respect to the Company’s annual financial statements for the calendar years ended December 31, 2016 and 2015 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2016	2015
Audit Fees(1)	$2,141,192	$2,000,989
Audit Related Fees(2)	$5,000	$5,753
Tax Fees(3)	$201,237	$523,247
All Other Fees(4)	$323,153	$164,400
Total Fees	$2,670,582	$2,694,389
(1)	Audit Fees primarily represent, for the calendar years ended December 31, 2016 and 2015, fees for the audits and quarterly reviews of the consolidated financial statements filed with the SEC in annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as statutory audits and review of documents filed with the SEC, including certain current reports on Form 8-K.
(2)	Audit Related Fees primarily represent, for the calendar years ended December 31, 2016 and 2015, fees for the Company’s subscription to Deloitte & Touche LLP’s online accounting and reporting technical library.
(3)	Tax Fees primarily represent, for the calendar years ended December 31, 2016 and 2015, fees for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees primarily represent, for the calendar years ended December 31, 2016 and 2015, fees in connection with debt and equity offerings and certain other transactions completed or contemplated during the years.

Pre-Approval Policies for Services of Independent Registered Public Accounting Firm

In accordance with Audit Committee policy and requirements of law, the Audit Committee pre-approves all services to be provided by the independent registered public accounting firm, including all audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. The Audit Committee has authorized its Chairperson to pre-approve additional services and, if the Chairperson of the Audit Committee pre-approves a service pursuant to this authority, he or she reviews the matter with the full Audit Committee at its next regularly scheduled meeting. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Company obtains these services from other firms as needed.

For the calendar years ended December 31, 2016 and 2015, all services provided by Deloitte & Touche LLP were pre-approved by the Audit Committee pursuant to such policies.

Procedures

Requests or applications to provide services that require specific approval by the Audit Committee or its Chairperson will be submitted to the Audit Committee or its Chairperson, as the case may be, by both the independent registered public accounting firm and the Company’s Chief Financial Officer, and must include a joint statement as to whether, in the view of the independent public accounting firm and the Company’s Chief Financial Officer, the request or application is consistent with the rules of the SEC on auditor independence and the requested services are not non-audit services prohibited by the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

The Company is party to the Management Agreement with the Manager, pursuant to which the Manager provides the day-to-day management of the Company’s operations. The Management Agreement requires the Manager to manage the Company’s business affairs in conformity with the policies and the investment guidelines that are approved and monitored by the Company’s Board of Directors. The Management Agreement had an initial three-year term and is now renewed for one-year terms unless terminated by either the Company (upon payment of a termination fee if terminated without cause per the terms of the Management Agreement) or the Manager.

Base Management Fee

The Company pays the Manager a base management fee in an amount equal to 1.5% of the Company’s stockholders’ equity, per annum, calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s stockholders’ equity means: (a) the sum of (i) the net proceeds from all issuances of the Company’s equity securities since inception (allocated on a pro rata basis for such issuances during the calendar quarter of any such issuance), plus (ii) the Company’s retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (b) any amount that the Company has paid to repurchase its Common Stock since inception. It also excludes (1) any unrealized gains and losses and other non-cash items that have impacted stockholders’ equity as reported in the Company’s financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between the Manager and the Company’s Independent Directors and approval by a majority of the Company’s Independent Directors. As a result, the Company’s stockholders’ equity, for purposes of calculating the management fee, could be greater or less than the amount of stockholders’ equity shown on the Company’s financial statements. The Manager uses the proceeds from its management fee in part to pay compensation to its officers and personnel who, notwithstanding that certain of them also are the Company’s officers, receive no cash compensation directly from the Company. The management fee is payable independent of the performance of the Company’s portfolio.

The management fee of the Manager is calculated within 30 days after the end of each quarter and such calculation is promptly delivered to the Company. The Company is obligated to pay the management fee in cash within five business days after delivery to the Company of the written statement of the Manager setting forth the computation of the management fee for such quarter.

Incentive Fee

The Company pays the Manager an incentive fee with respect to each calendar quarter (or part thereof that the Management Agreement is in effect) in arrears. The incentive fee is an amount, not less than zero, equal to the difference between (a) the product of (i) 20% and (ii) the difference between (1) the Company’s Core Earnings (as defined below) for the previous 12-month period, and (2) the product of (A) the weighted average of the issue price per share of Common Stock of all of the Company’s public offerings of Common Stock multiplied by the weighted-average number of all shares of Common Stock outstanding (including any restricted stock units, any restricted shares of Common Stock and any other shares of Common Stock underlying awards granted under the Company’s equity incentive plans) in the previous 12-month period, and (B) 8% and (b) the sum of any incentive fee paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that (x) no incentive fee is payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters is greater than zero and (y) as provided in an amendment to the Management Agreement entered into on December 4, 2014 to account for the Company’s spin-off of SWAY, which contained the Company’s single family residential business, (the “SWAY Spin-Off”), for purposes of clause (a)(i)(2)(A) above, on and after January 31, 2014, the computation of the weighted-average issue price per share of Common Stock is decreased to give effect to the book value per share on January 31, 2014 of the assets of SWAY, and the computation of the average number of shares of Common Stock outstanding is decreased by the weighted-average number of shares of SWAY distributed in the SWAY Spin-Off on January 31, 2014.

“Core Earnings” is a non-GAAP measure and is defined as GAAP net income (loss) excluding (a) non-cash equity compensation expense, (b) the incentive fee, (c) depreciation and amortization of real estate and associated intangibles, (d) acquisition costs associated with successful acquisitions, (e) any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income, (f) one-time events pursuant to changes in GAAP and (g) certain other non-cash adjustments, in each case after discussions between the Manager and the Company’s Independent Directors and after approval by a majority of the Company’s Independent Directors.

Reimbursement of Expenses

The Company is required to reimburse the Manager for the expenses described below. Expense reimbursements to the Manager are made in cash on a monthly basis following the end of each month. The Company’s reimbursement obligation is not subject to any dollar limitation. Because the Manager’s personnel perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, the Manager is paid or reimbursed for the documented cost of performing such tasks, provided that such costs and reimbursements are in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis.

The Company also pays all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. The expenses required to be paid by the Company include, but are not limited to:

•	expenses in connection with the issuance and transaction costs incident to the acquisition, disposition and financing of the Company’s investments;
•	costs of legal, tax, accounting, consulting, auditing and other similar services rendered for the Company by providers retained by the Manager or, if provided by the Manager’s personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis;
•	the compensation and expenses of the Company’s directors and the cost of liability insurance to indemnify the Company’s directors and officers;
•	costs associated with the establishment and maintenance of any of the Company’s credit facilities, other financing arrangements, or other indebtedness of the Company (including commitment fees, accounting fees, legal fees, closing and other similar costs) or any of the Company’s securities offerings;
•	expenses connected with communications to holders of the Company’s securities or of the Company’s subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the SEC, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company’s stock on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company’s annual report to its stockholders and proxy materials with respect to any meeting of the Company’s stockholders;
•	costs associated with any computer software or hardware, electronic equipment or purchased information technology services from third party vendors that is used for the Company;
•	expenses incurred by managers, officers, personnel and agents of the Manager for travel on the Company’s behalf and other out-of-pocket expenses incurred by managers, officers, personnel and agents of the Manager in connection with the purchase, financing, refinancing, sale or other disposition of an investment or establishment and maintenance of any of the Company’s securitizations or any of the Company’s securities offerings;
•	costs and expenses incurred with respect to market information systems and publications, research publications and materials and settlement, clearing and custodial fees and expenses;
•	compensation and expenses of the Company’s custodian and transfer agent, if any;
•	the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency;
•	all taxes and license fees;

•	all insurance costs incurred in connection with the operation of the Company’s business except for the costs attributable to the insurance that the Manager elects to carry for itself and its personnel;
•	costs and expenses incurred in contracting with third parties;
•	all other costs and expenses relating to the Company’s business and investment operations, including, without limitation, the costs and expenses of acquiring, owning, protecting, maintaining, developing and disposing of investments, including appraisal, reporting, audit and legal fees;
•	expenses relating to any office(s) or office facilities, including, but not limited to, disaster backup recovery sites and facilities, maintained for the Company or its investments separate from the office or offices of the Manager;
•	expenses connected with the payments of interest, dividends or distributions in cash or any other form authorized or caused to be made by the Board of Directors to or on account of holders of the Company’s securities or of the Company’s subsidiaries, including, without limitation, in connection with any dividend reinvestment plan;
•	any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company or any subsidiary, or against any trustee, director, partner, member or officer of the Company or of any subsidiary in his capacity as such for which we or any subsidiary is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency; and
•	all other expenses actually incurred by the Manager (except as described below) which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement.

The Company and its subsidiaries do not reimburse the Manager or its affiliates for the salaries and other compensation of its personnel (including pursuant to the Paniry Secondment Agreement), except that, pursuant to the Sossen Secondment Agreement, the Company is responsible for reimbursing an affiliate of the Manager’s expenses incurred in connection with Mr. Sossen’s service as the Company’s Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary and Executive Vice President, including annual base salary, annual cash bonus, employee benefits and any related employee withholding taxes.

In addition, the Company may be required to pay its pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the Company’s operations.

Fees Incurred and Paid for 2016

For the calendar year ended December 31, 2016, the Company incurred $61.0 million in base management fees, of which $45.4 million was paid during the calendar year ended December 31, 2016. For the calendar year ended December 31, 2016, the Company incurred $32.8 million in incentive compensation payable to the Manager, of which $13.8 million was paid during the calendar year ended December 31, 2016. One half of the incentive fee paid during the calendar year ended December 31, 2016 was paid in Common Stock, as required by the Management Agreement. In February 2017, an additional $19.0 million of the total incentive fee was paid, one half of which was similarly paid in Common Stock. The Company also was obligated to reimburse the Manager for $5.6 million of certain expenses incurred on the Company’s behalf during the calendar year ended December 31, 2016, of which $2.7 million was paid during the calendar year ended December 31, 2016.

Grants of Equity Compensation to the Manager

Under the Company’s equity incentive plans, our Compensation Committee is authorized to approve grants of equity-based awards to the Company’s officers or directors and to the Manager and its personnel and affiliates. On January 2, 2014, the Company granted to the Manager 2,000,000 restricted stock units. This award of restricted stock units vests ratably on a quarterly basis over a three-year period that began on March 31, 2014. On January 31, 2014, in connection with the SWAY Spin-Off, the Company granted to the Manager 489,281 restricted stock units. Of these restricted stock units, 99,480 vested ratably on a quarterly basis over a 21-month period that began on March 31, 2014 and 389,801 vests ratably over a three-year period that began on March 31, 2014. On May 18, 2015, the Company granted to the Manager 675,000 restricted stock units. This award of restricted stock units vests ratably on a quarterly basis over a three-year period that began on June 30, 2015. On March 15, 2017, the Company granted to the Manager 1,000,000 restricted stock units. This award of restricted stock units vests ratably on a quarterly basis over a three-year period that begins on June 30, 2017. These awards of restricted stock units, once vested, are settled in shares of Common Stock. The Manager is entitled to receive “distribution equivalents” with respect to these restricted stock units, whether or not vested, at the same time and in the same amounts as distributions are paid to the Company’s holders of Common Stock.

The Company’s Chief Executive Officer is also an executive of Starwood Capital Group. As a result, the Management Agreement between the Company and the Manager was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to the Company as if it had been negotiated with an unaffiliated third party. The Management Agreement is intended to provide the Company with access to the Manager’s pipeline of investment opportunities, personnel and experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance.

701 Seventh Avenue Financing and Refinancing

In October 2012, the Company and Starwood Distressed Opportunity Fund IX, an affiliate of our Chief Executive Officer and the Manager (“Fund IX”), co-originated a $475.0 million first mortgage and mezzanine loan (the “701 Seventh Avenue Financing”) for the acquisition and redevelopment of a 10-story retail building located at 701 Seventh Avenue in the Times Square area of Manhattan (the “701 Seventh Avenue Property”) through a joint venture.

In January 2014, the Company and a third party partner refinanced the 701 Seventh Avenue Financing with an $815.0 million first mortgage and mezzanine financing to facilitate the further development of the 701 Seventh Avenue Property (the “701 Seventh Avenue Refinancing”). Fund IX did not participate in the 701 Seventh Avenue Refinancing. As such, the joint venture distributed $31.6 million to Fund IX for the liquidation of Fund IX’s interest in the joint venture. Additionally, the 701 Seventh Avenue Refinancing triggered the issuance to the lenders of a 20% passive equity interest (the “Passive Equity Interest”) in the 701 Seventh Avenue Property in accordance with the terms of the 701 Seventh Avenue Financing. The Company and Fund IX owned 75% and 25% of a joint venture, respectively, which owned 75% of the entity holding such Passive Equity Interest. The first mortgage and mezzanine financing under the 701 Seventh Avenue Refinancing were paid off in full in November 2016.

SEREF and Private Account Transactions

In December 2012, the Company acquired 9,140,000 ordinary shares for approximately $14.7 million in Starwood European Real Estate Finance Limited, a debt fund that is managed by an affiliate of the Manager and is listed on the London Stock Exchange (“SEREF”), in connection with SEREF’s initial public offering (the “SEREF Investment”), which equated to an approximate 4% ownership interest in SEREF. As of December 31, 2016, the Company’s shares represented an approximate 2% ownership interest in SEREF.

In August 2013, the Company co-originated GBP-denominated first mortgage and mezzanine loans (the “Battersea Park Loans”) with SEREF. The Battersea Park Loans were collateralized by a development of a retirement community and nursing home in Battersea Park, London, England. The Company and SEREF committed $11.3 million and $22.5 million, respectively, for the two Battersea Park Loans. The first mortgage loan bore interest at 5.02% and the mezzanine loan bore interest at 15.12%. The first mortgage and the mezzanine loans were paid off in full in May 2016 and June 2016, respectively.

In September 2013, the Company co-originated a EUR-denominated first mortgage loan with SEREF (the “Finland Loan”). The Finland Loan was for a total commitment of $126.9 million, of which the Company funded $53.8 million at closing. The Finland Loan bore interest at three-month EURIBOR plus 7.00% and was originally secured by a portfolio of retail properties located throughout Finland. The Finland Loan was paid off in full in April 2016.

In October 2013, the Company co-originated a GBP-denominated $467.2 million first mortgage loan with SEREF that was secured by the Heron Tower in London, England (the “Heron Tower Loan”). The facility was advanced in October 2013 in a single utilization, with SEREF taking $29.2 million of the total advance. The most senior tranche funded by the Company, which was of $340.6 million, carried a return of LIBOR plus 3.90% and the other tranche funded by the Company, which was of $97.3 million, carried a fixed rate of 5.61% per annum. The Heron Tower Loan was paid off in full in April 2016.

In November 2013, the Company co-originated a GBP-denominated first mortgage loan with SEREF that is secured by Centre Point, an iconic tower located in Central London, England (the “Centre Point Loan”), and

funded $24.1 million of the initial $88.3 million funding and committed to future funding of $264.8 million. The first tranche funded carries interest at a fixed rate of 8.55% and the remaining tranches bear interest at three-month LIBOR (with a floor of 1.00%) plus 7.00%, unless the fixed rate option is elected. In December 2014, the Centre Pointe Loan was amended to increase the total commitment by $70.5 million, which made the Company’s total commitment equal to $329.1 million. The Centre Point Loan matures in December 2017.

In June 2014, the Company co-originated a GBP-denominated $173.2 million first mortgage loan with private funds affiliated with the Manager that is secured by Baltimore Wharf, a 46-story residential tower and 18-story housing development containing a total of 366 private residential and affordable housing units located in London, England (the “Baltimore Wharf Loan”). The Baltimore Wharf Loan bore interest at one-month LIBOR (with a floor of 1.00%) plus 7.65% and was paid off in full in March 2017.

In July 2014, the Company co-originated a EUR-denominated $119.6 million mortgage loan with SEREF and other private funds affiliated with the Manager for the refinancing and refurbishment of a 239-key full service hotel located in Amsterdam, Netherlands (the “Amsterdam Loan”). The Amsterdam Loan bore interest at three-month EURIBOR (with a floor of 0.50%) plus 7.00% and was paid off in full in July 2016.

In December 2014, the Company co-originated a GBP-denominated $244.6 million mortgage loan with SEREF and other private funds affiliated with the Manager for the refinancing of Aldgate Tower, a new office tower located in London, England (the “Aldgate Tower Loan”). The Aldgate Tower Loan bore interest at three-month LIBOR plus 4.50% and was paid off in full in April 2016.

In June 2016, the Company co-originated a GBP-denominated $108.9 million first mortgage loan with SEREF for the development of a three-property mixed use portfolio located in Greater London, England (the “Greater London Loan” and, together with the SEREF Investment, Battersea Park Loans, Finland Loan, Heron Tower Loan, Centre Point Loan, Baltimore Wharf Loan, Amsterdam Loan and Aldgate Tower Loan, the “SEREF and Private Account Transactions”). The Company originated $87.1 million of such commitment and SEREF originated $21.8 million of such commitment. The Greater London Loan bears interest at one-month LIBOR plus 5.75% and matures in June 2019.

LNR Property Acquisition

In April 2013, the Company completed the acquisition (the “LNR Property Acquisition”) of all the outstanding equity interests of LNR Property from Aozora Investments LLC, CBR I LLC, iStar Marlin LLC, Opps VIIb LProp, L.P. and VNO LNR Holdco LLC (collectively, the “LNR Property Sellers”), for approximately $730 million pursuant to a purchase and sale agreement among the Company, LNR Property and the LNR Property Sellers. At the time, LNR Property was a diversified real estate services and investment company that, among other things, invested in commercial real estate securities, whole loans and equity. An additional $194 million was paid by SOF-IX U.S. Holdings, L.P., an affiliate of our Chief Executive Officer and the Manager (“SCG”), in connection with SCG’s acquisition of certain assets of LNR Property and its subsidiaries immediately prior to the completion of the LNR Property Acquisition, pursuant to a purchase and sale agreement among SCG, LNR Property and the LNR Property Sellers. The assets acquired by SCG included, among other things, a 50% interest in LNR Property’s equity interest in Ten-X (formerly known as Auction.com), a privately-held entity which provides services to sellers of residential, commercial, multi-family and hospitality properties, land and performing and non-performing notes and loan pools in an auction format.

In connection with the LNR Property Acquisition, the Company entered into several additional arrangements with SCG or its affiliates, including a shared services agreement that allows for the provision of certain transitional and shared services to LNR Property’s commercial property business, which was acquired by SCG (the “Shared Services Agreement”). Under the Shared Services Agreement, the services are to be provided for a period of up to three years, and include general ledger support, human resources services and information technology support. The fees for each of these services vary depending upon the nature of the service being provided. In 2016, the subsidiary of the Company earned approximately $0.1 million in such fees from SCG.

B-Notes Purchase

In April 2013, the Company purchased two B-notes for $146.7 million from entities substantially all of whose equity was owned by an affiliate of the Manager. The B-notes are secured by two Class-A office buildings located in Austin, Texas. In May 2013, the Company sold senior participation interests in the B-notes to a third party, generating $95.0 million in aggregate proceeds. The Company retained the subordinated interests. In October 2015, the Company sold one of the subordinated interests in the B-Notes to a third party, generating $29.2 million in aggregate proceeds.

Regional Mall Securitization Investments

In December 2013, the Company acquired a subordinate CMBS investment in a securitization from a third party (the “2013 Regional Mall Securitization Investment”). The borrowers are several special purpose entities that are affiliates of the Manager and indirectly owned and controlled by Starwood Capital Group. The 2013 Regional Mall Securitization Investment was acquired for $84.1 million and is secured by five regional malls in Ohio, California and Washington. In January 2016, we acquired an additional $9.7 million of this subordinate CMBS Investment.

SCG Core-Plus Investment

In October 2014, the Company committed $150.0 million for a 33% limited partner equity interest in SCG Core-Plus Retail Fund, L.P., an affiliate of the Manager (“SCG Core-Plus”), of which $132.0 million was funded in October 2014. An unaffiliated third party has made an additional investment as a limited partner in SCG Core-Plus on substantially similar terms. During the year ended December 31, 2016, the Company received net capital distributions of $7.2 million, which reduced the Company’s carrying value to $125.0 million as of December 31, 2016. SCG Core-Plus was established for the purpose of acquiring and operating four regional shopping malls located in Florida, Michigan, North Carolina and Virginia. All leasing services and asset management functions for the acquired properties are conducted by an affiliate of the Manager that specializes in redeveloping, managing and repositioning retail real estate assets. In addition, another affiliate of the Manager serves as the general partner of SCG Core-Plus. In consideration for its services, such general partner earns incentive distributions that are payable once the Company, along with the other limited partners, receives 100% of its capital and a preferred return of 8%.

Single-Borrower CMBS Investment

In March 2015, the Company purchased a subordinate single-borrower CMBS from a third party for $58.6 million which is secured by 85 U.S. hotel properties. The borrower is an affiliate of Fund IX, an affiliate of the Company’s Manager.

Other Related Party Arrangements

During 2016, the Company established a co-investment fund which provides key personnel with the opportunity to invest in certain properties included in the Company’s Real Estate Investing and Servicing business segment. These personnel include certain employees of the Company, including Messrs. DiModica and Sossen, as well as employees of affiliates of the Manager (the “Fund Participants”). The fund carries an aggregate commitment of $15.0 million and owns a 10% equity interest in the subsidiary of the Company which owns such properties. As of December 31, 2016, the Fund Participants funded $4.9 million of such commitment. In an effort to retain key personnel, the Fund Participants are entitled to a promote on their investment, whereby operating profits are distributed assuming implied leverage of 60% on the Fund Participants’ capital accounts. This promote is paid after the Company, as general partner of the fund, earns a 5% preferred return. During 2016, the non-controlling interests related to this fund recognized income of $0.8 million.

Related Party Transaction Practice

The Board of Directors does not have a written policy regarding the approval of related party transactions. However, it is the practice of the Board of Directors to seek approval of the non-executive directors for any related party transaction (which means any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest) involving a potential conflict of interest. Further, when the Board of Directors has previously approved an equity investment in a party that contemplates the right to participate in subsequent debt investments with such party in the ordinary course of the Company’s business (e.g., the SEREF and Private Account Transactions), it is the practice of the Board of Directors to seek separate approval of the non-executive directors for any such individual debt investment if the Company is not investing on a pari passu basis with such party.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2018 annual meeting of stockholders if they are received by the Company on or before December 1, 2017. Any proposal should be directed to the attention of the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be delivered to the Company’s Secretary at the Company’s principal executive offices not later than the last date for submission of stockholder proposals under the Company’s Bylaws. In order for a proposal to be “timely” under the Company’s Bylaws, it must be received not less than 90 days (i.e., December 31, 2017) nor more than 120 days (i.e., December 1, 2017) prior to the first anniversary of the date of the mailing of the notice for the 2017 Annual Meeting, March 31, 2017; provided, however, that in the event that the date of the mailing of the notice for the 2018 annual meeting of stockholders is advanced or delayed by more than 30 days from such anniversary date, notice by stockholders to be timely must be received not earlier than the 120th day prior to the date of mailing of the notice for the 2018 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2018 annual meeting of stockholders or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2018 annual meeting of stockholders is made.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding or would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (203) 422-7700 or send a written request to the Company’s Secretary at Starwood Property Trust, Inc., 591 West Putnam Avenue, Greenwich, Connecticut 06830. If you so request, we will have delivered the requested separate proxy statement and annual report promptly following our receipt of your request.

If your household has received multiple copies of proxy statements and annual reports, you can request the delivery of single copies in the future by notifying the Company as set forth above.

By Order of the Board of Directors,

Andrew J. Sossen
Secretary

Dated: March 31, 2017
Greenwich, Connecticut

APPENDIX A

STARWOOD PROPERTY TRUST, INC.

2017 MANAGER EQUITY PLAN

STARWOOD PROPERTY TRUST, INC.
2017 MANAGER EQUITY PLAN

STARWOOD PROPERTY TRUST INC.
2017 MANAGER EQUITY PLAN

1.   Purpose; Types of Awards.

The purpose of the Starwood Property Trust Inc. 2017 Manager Equity Plan (the “Plan”) is to issue equity-based incentives to SPT Management, LLC, a Delaware limited liability company (the “Manager”), which may in turn issue incentives to the directors, officers, employees of, or advisors or consultants to, the Manager or an Affiliate (as defined in Section 2) of the Manager, in order to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards.

This Plan replaces the Starwood Property Trust Inc. Manager Equity Plan, as amended, which shall terminate on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Predecessor Plan, as amended, shall remain in effect in accordance with their terms.

2.   Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)   “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)   “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(c)   “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d)   “Board” means the Board of Directors of the Company.

(e)   “Change of Control” means a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in any case, within the meaning of Section 409A of the Code; provided, however, that a transaction or series of transactions effected with the Manager and/or any Affiliate of the Manager, through the acquisition of Stock or other Company securities (regardless of the form of such transaction or series of transactions), changes to the membership of the Board or otherwise, shall not constitute a Change of Control for purposes of the Plan or any Award.

(f)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g)   “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h)   “Company” means Starwood Property Trust Inc., a Maryland corporation, or any successor corporation.

(i)   “Effective Date” means May 4, 2017, the date on which the Plan was approved by the Company’s stockholders.

(j)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(k)   “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(l)   “Management Agreement” means the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as such may be amended from time to time.

(m)   “Manager” means SPT Management, LLC, a Delaware limited liability company.

(n)   “Option” means a right, granted to the Manager under Section 6(b)(i), to purchase shares of Stock.

(o)   “Other Stock-Based Award” means a right or other interest granted to the Manager that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.

(p)   “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(q)   “Plan” means this Starwood Property Trust Inc. 2017 Manager Equity Plan, as amended from time to time.

(r)   “Predecessor Plan” means the Starwood Property Trust Inc. Manager Equity Plan.

(s)   “Restricted Stock” means an Award of shares of Stock to the Manager under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

(t)   “Restricted Stock Unit” or “RSU” means a right granted to the Manager under Section 6(b)(iv) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(u)   “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(v)   “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

(w)   “Stock Appreciation Right” or “SAR” means the right granted to the Manager under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

3.   Administration.

The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iii) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (iv) make adjustments in the terms and conditions of Awards; (v) construe and interpret the Plan and any Award; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of the Award Agreements (which need not be identical for each grant); and (viii) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, the Manager (or any person claiming any rights under the Plan from or through the Manager) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s stockholders, (a) reduce the purchase or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (c) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change of Control.

4.   Eligibility.

Awards under the Plan may be granted only to the Manager. In determining the type of Award to be granted and the terms and conditions of such Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to 11,000,000, less any shares of common stock issued or subject to awards granted under the Company’s 2017 Equity Plan, subject to adjustment as provided herein. Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock are surrendered to or withheld by the Company as payment of either the exercise price of an award granted under this Plan, the Predecessor Plan or the Company’s Equity Plan, Non-Executive Director Stock Plan or 2017 Equity Plan and/or withholding taxes in respect of such an award, the shares of Stock that were subject to such award shall not again be available for Awards under the Plan. If any shares subject to an award granted under this Plan, the Predecessor Plan or the Company’s Equity Plan, Non-Executive Director Stock Plan or 2017 Equity Plan are forfeited, cancelled, exchanged or surrendered or if such an award is settled in cash or otherwise terminates or expires without a distribution of shares to the Manager (other than as provided in the immediately preceding sentence), the shares of Stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property, but not including a regular cash dividend), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Manager under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, base price or purchase price relating to any Award and (iv) the performance goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6.   Terms of Awards.

(a)   General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

(b)   Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)   Options. The Board is authorized to grant Options to the Manager on the following terms and conditions:

(A)   Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid (i) in cash or by an exchange of Stock previously owned by the Manager, (ii) by authorizing the Company to withhold whole shares of Stock otherwise issuable pursuant to the exercise of such Option, (iii) through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or (iv) a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that the Manager may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B)   Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(C)   Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)   Stock Appreciation Rights. The Board is authorized to grant SARs to the Manager on the following terms and conditions:

(A)   In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Board.

(B)   Right Conferred. An SAR shall confer on the Manager a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR).

(C)   Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(D)   Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

(iii)   Restricted Stock. The Board is authorized to grant Restricted Stock to the Manager on the following terms and conditions:

(A)   Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, following a grant of Restricted Stock, the Manager shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(B)   Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Manager, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(C)   Dividends/Distributions. Unless otherwise determined by the Board, dividends and distributions paid on Restricted Stock shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends or distributions. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(iv)   Restricted Stock Units. The Board is authorized to grant RSUs to the Manager, subject to the following terms and conditions:

(A)   Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)   Dividend/Distribution Equivalents. The Board is authorized to grant to the Manager the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Manager, and may be settled in cash or Stock, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Stock equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Manager as though each RSU held by such Manager were a share of outstanding Stock.

(v)   Other Stock-Based Awards. The Board is authorized to grant Awards to the Manager in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture.

7.   Termination of Management Agreement. Upon termination of the Management Agreement either (i) by the Company for “cause” (as defined in the Management Agreement) or (ii) by the Manager for any reason other than for “cause” (as defined in the Management Agreement) or other than due to an adverse change in the Manager’s compensation thereunder, all unvested Awards then held by the Manager and all accrued and unpaid dividends or dividend equivalents related thereto shall be immediately cancelled and forfeited without consideration. Upon termination of the Management Agreement for any reason other than as enumerated in the immediately preceding sentence, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the Manager unless the termination of the Management Agreement also constitutes a “separation from service” within the meaning of Section 409A of the Code.

8.   Change in Control. In the event of a Change in Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the Manager unless the transaction constituting a Change in Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.

9.   General Provisions.

(a)   Nontransferability. Awards granted to the Manager under the Plan shall not be transferable by Manager and shall be exercisable only by the Manager.

(b)   No Right to Continued Service. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon the Manager the right to continue to provide services to the Company or any parent or subsidiary of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate the Management Agreement in accordance with its terms.

(c)   Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to the Manager, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and the Manager to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(d)   Effective Date; Amendment and Termination.

(i)   The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders.

(ii)   The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of the Manager, without the Manager’s consent, under any Award theretofore granted under the Plan.

(e)   Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of the Manager, without the Manager’s consent, under any Award theretofore granted.

(f)   No Rights to Awards; No Stockholder Rights. The Manager shall have no claim to be granted any Award under the Plan. Each Award may be subject to different terms and conditions, as determined by the Board. Except as provided specifically herein, the Manager shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a stock certificate to the Manager for such shares.

(g)   Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to the Manager pursuant to an Award, nothing contained in the Plan or any Award shall give the Manager any rights that are greater than those of a general creditor of the Company.

(h)   No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)   Regulations and Other Approvals.

(i)   The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)   Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)   In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require the Manager receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by the Manager is acquired for investment only and not with a view to distribution.

(iv)   The Board may require the Manager, as a condition precedent to receipt of an Award or of shares of Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(j)   Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.

(k)   Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code).

APPENDIX B

STARWOOD PROPERTY TRUST, INC.

2017 EQUITY PLAN

STARWOOD PROPERTY TRUST, INC.
2017 EQUITY PLAN

STARWOOD PROPERTY TRUST INC.
2017 EQUITY PLAN

1.   Purpose; Types of Awards.

The purposes of the Starwood Property Trust Inc. 2017 Equity Plan (the “Plan”) are to afford an incentive to the directors and officers, employees, advisors, consultants and other third party service providers of Starwood Property Trust Inc. (the “Company”) who are in any case natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates who are providing services to the Company, to continue as directors, officers, employees, advisors, consultants or other third party service providers, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards.

This Plan succeeds and replaces the Starwood Property Trust Inc. Equity Plan, as amended, and the Starwood Property Trust Inc. Non-Executive Director Stock Plan which shall terminate on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Predecessor Plans shall remain in effect in accordance with their terms.

2.   Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)   “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)   “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(c)   “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d)   “Board” means the Board of Directors of the Company.

(e)   “Change of Control” means a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in any case, within the meaning of Section 409A of the Code; provided, however, that a transaction or series of transactions effected with the Manager and/or any Affiliate of the Manager, through the acquisition of Stock or other Company securities (regardless of the form of such transaction or series of transactions), changes to the membership of the Board or otherwise, shall not constitute a Change of Control for purposes of the Plan or any Award.

(f)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g)   “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h)   “Company” means Starwood Property Trust Inc., a Maryland corporation, or any successor corporation.

(i)   “Effective Date” means May 4, 2017, the date on which the Plan was approved by the Company’s stockholders.

(j)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(k)   “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(l)   “Management Agreement” means the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as such may be amended from time to time.

(m)   “Manager” means SPT Management, LLC, a Delaware limited liability company.

(n)   “Option” means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock.

(o)   “Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.

(p)   “Participant” means an eligible person who has been granted an Award under the Plan.

(q)   “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(r)   “Plan” means this Starwood Property Trust Inc. 2017 Equity Plan, as amended from time to time.

(s)   “Predecessor Plans” means (i) the Starwood Property Trust Inc. Equity Plan, as amended, and (ii) the Starwood Property Trust Inc. Non-Executive Director Stock Plan.

(t)   “Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

(u)   “Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iv) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(v)   “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(w)   “Separation from Service” shall have the meaning attributed to such term under Section 409A of the Code.

(x)   “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

(y)   “Stock Appreciation Right” or “SAR” means the right granted to a Participant under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

3.   Administration.

The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which

Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (ix) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s stockholders, (a) reduce the purchase or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (c) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change of Control.

4.   Eligibility.

Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, directors or officers, employees, advisors, consultants or other third party service providers of the Company, who in any case are natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to 11,000,000, less any shares of common stock issued or subject to awards granted under the Company’s 2017 Manager Equity Plan, subject to adjustment as provided herein. Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock are surrendered to or withheld by the Company as payment of either the exercise price of an option or stock appreciation right granted under this Plan, a Predecessor Plan or the Company’s Manager Equity Plan or 2017 Manager Equity Plan and/or withholding taxes in respect of an award granted under any of such plans, the shares of Stock that were subject to such award shall not again be available for Awards under the Plan. If any shares subject to an award under this Plan, any of the Predecessor Plans or the Company’s Manager Equity Plan or 2017 Manager Equity Plan are forfeited, cancelled, exchanged or surrendered or if such an award is settled in cash or otherwise terminates or expires without a distribution of shares to the Participant (other than as provided in the immediately preceding sentence), the shares of Stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property, but not including a regular cash dividend), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, base price or purchase price relating to any Award and (iv) the performance goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6.   Terms of Awards.

(a)   General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

(b)   Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)   Options. The Board is authorized to grant Options to Participants on the following terms and conditions:

(A)   Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid (i) in cash or by an exchange of Stock previously owned by the Participant, (ii) by authorizing the Company to withhold whole shares of Stock otherwise issuable pursuant to the exercise of such Option, (iii) through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or (iv) a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B)   Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(C)   Termination of Service. Subject to Section 7, an Option may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

(D)   Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)   Stock Appreciation Rights. The Board is authorized to grant SARs to Participants on the following terms and conditions:

(A)   In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Board.

(B)   Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR).

(C)   Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(D)   Termination of Service. Subject to Section 7, an SAR may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SARs, in the event of specified terminations of service, to a date not later than the expiration date of such SARs (or, in the case of a tandem SAR, its related Award).

(E)   Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

(iii)   Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(A)   Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(B)   Forfeiture. Subject to Section 8, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(C)   Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(D)   Dividends/Distributions. Unless otherwise determined by the Board, dividends paid on Restricted Stock shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends and distributions. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(iv)   Restricted Stock Units. The Board is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(A)   Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)   Forfeiture. Subject to Section 8, upon termination of service to the Company prior to the vesting of RSUs, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such RSUs relate, all RSUs and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of RSUs.

(C)   Dividend/Distribution Equivalents. The Board is authorized to grant to Participants the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Stock equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Participant as though each RSU held by such Participant were a share of outstanding Stock.

(v)   Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture.

7.   Termination of Service. Unless otherwise determined by the Board, all unvested Awards then held by a Participant who ceases to provide services to the Company, whether through a Separation from Service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option or Stock Appreciation Right may remain exercisable following such a termination of service with the Company.

8.   Change in Control. In the event of a Change in Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the holder of such Award unless the transaction constituting a Change in Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.

9.   General Provisions.

(a)   Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)   No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of, or continue to provide services to, the Company or any parent, subsidiary or Affiliate of the Company or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.

(c)   Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

(d)   Effective Date; Amendment and Termination.

(i)   The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders.

(ii)   The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e)   Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f)   Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

(g)   No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

(h)   Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)   No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)   Regulations and Other Approvals.

(i)   The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)   Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)   In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)   The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(k)   Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.

(l)   Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.

(m)   Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier).

STARWOOD PROPERTY TRUST

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 04, 2017.

Vote by Internet

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Vote by telephone

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4, 5 AND 6. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE YEAR" FOR PROPOSAL 3.

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	For	Withhold		For	Withhold		For	Withhold
01 - Richard D. Bronson	☐	☐	02 - Jeffrey G. Dishner	☐	☐	03 - Camille J. Douglas	☐	☐
04 - Solomon J. Kumin	☐	☐	05 - Barry S. Sternlicht	☐	☐	06 - Strauss Zelnick	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of the advisory vote on the Company's executive compensation.	☐	☐	☐	☐

UNINSTRUCTED SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

C 1234567890 J N T

1 U P X 3 2 7 2 2 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02K7BD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Starwood Property Trust, Inc.

Proxy for Annual Meeting of Stockholders on May 4, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry S. Sternlicht and Andrew J. Sossen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Starwood Property Trust, Inc., to be held May 4, 2017 at 1:30 p.m., Eastern Time, at 1 Hotel Brooklyn Bridge, 60 Furman Street, Brooklyn, New York 11201, and at any adjournments or postponements thereof, as follows.

The undersigned revokes any proxy or proxies previously given for such shares of Common Stock. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed proxy card take in accordance with the proxy granted hereunder.

The shares of Common Stock represented by this proxy card will be voted in accordance with specifications made herein. If no specifications are made, this proxy will be voted FOR Proposals 1-2 and 4-6, and FOR ONE YEAR for Proposal 3. If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in this proxy will vote in their discretion.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

STARWOOD PROPERTY TRUST

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4, 5 AND 6. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE YEAR" FOR PROPOSAL 3.

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	For	Withhold		For	Withhold		For	Withhold
01 - Richard D. Bronson	☐	☐	02 - Jeffrey G. Dishner	☐	☐	03 - Camille J. Douglas	☐	☐
04 - Solomon J. Kumin	☐	☐	05 - Barry S. Sternlicht	☐	☐	06 - Strauss Zelnick	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of the advisory vote on the Company's executive compensation.	☐	☐	☐	☐

UNINSTRUCTED SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

1 U P X 3 2 7 2 2 8 2 +

02K7CD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Starwood Property Trust, Inc.

Proxy for Annual Meeting of Stockholders on May 4, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry S. Sternlicht and Andrew J. Sossen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Starwood Property Trust, Inc., to be held May 4, 2017 at 1:30 p.m., Eastern Time, at 1 Hotel Brooklyn Bridge, 60 Furman Street, Brooklyn, New York 11201, and at any adjournments or postponements thereof, as follows.

The undersigned revokes any proxy or proxies previously given for such shares of Common Stock. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed proxy card take in accordance with the proxy granted hereunder.

The shares of Common Stock represented by this proxy card will be voted in accordance with specifications made herein. If no specifications are made, this proxy will be voted FOR Proposals 1-2 and 4-6, and FOR ONE YEAR for Proposal 3. If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in this proxy will vote in their discretion.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU <u>MUST</u> COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.